UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22617

Global Chartist Fund, LLC

(Exact name of registrant as specified in charter)

85 Broad Street

New York, NY 10004

(Address of principal executive offices) (Zip code)

Kenneth S. Gerstein, Esq.
Schulte, Roth & Zabel LLP
919 3rd Avenue, 24th floor

New York, NY 10122

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 667-4225

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Global Chartist Fund, LLC

Financial Statements
with Report of Independent
Registered Public Accounting Firm

For the Period January 13, 2012
(commencement of operations)
through December 31, 2012

Global Chartist Fund, LLC

Financial Statements

For the period January 13, 2012
(commencement of operations)
through December 31, 2012

Contents

Report of Independent Registered Public Accounting Firm	1

Statement of Assets, Liabilities and Members’ Capital	2

Schedule of Portfolio Investments	4

Schedule of Purchased Options	14

Schedule of Securities Sold, Not Yet Purchased	15

Schedule of Swap Contracts	24

Schedule of Forward Contracts	30

Schedule of Futures Contracts	31

Statement of Operations	32

Statement of Changes in Members’ Capital	33

Statement of Cash Flows	34

Notes to Financial Statements	35

Supplemental Information (Unaudited)	52

Ernst & Young LLP 5 Times Square New York, NY 10036-6530 Tel: (212) 773 3000 Fax: (212) 773 6350 www.ey.com

Report of Independent Registered Public Accounting Firm

To the Members and Board of Managers of
Global Chartist Fund, LLC

We have audited the accompanying statement of assets, liabilities and members’ capital of Global Chartist Fund, LLC (the “Company”), including the schedules of portfolio investments, options contracts, securities sold, not yet purchased, swap contracts, forward contracts and futures contracts, as of December 31, 2012, and the related statements of operations, changes in members’ capital, cash flows and the financial highlights for the period January 13, 2012 (commencement of operations) through December 31, 2012. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Chartist Fund, LLC at December 31, 2012, the results of its operations and cash flows, the changes in its members’ capital, and the financial highlights for the period January 13, 2012 through December 31, 2012, in conformity with U.S. generally accepted accounting principles.

February 27, 2013

A member firm of Ernst & Young Global Limited

Global Chartist Fund, LLC

Statement of Assets, Liabilities and Members’ Capital

December 31, 2012
Assets
Investments in securities, at fair value (cost $19,542,621)	$19,648,086
Investments in options, at fair value (cost $625,000)	139,879
Cash & cash equivalents (including restricted cash of $1,773,144, Australian Dollars of $10,226 with a cost of $10,233, British Pounds Sterling of $16,459 with a cost of $16,390, Canadian Dollars of $11,215 with a cost of $11,229, Euros of $91,795 with a cost of $91,924, Indonesian Rupiah of $236,142 with a cost of $235,459, Japanese Yen of $25,523 with a cost of $25,642, Malaysian Ringgit of $117,517 with a cost of $117,144, New Zealand Dollar of $4,224 with a cost of $4,217, Swedish Krona of $2,251 with a cost of $2,215, and Swiss Francs of $2 with a cost of $2) (see note 2)	7,815,241
Due from broker (including Australian Dollars of $1,232,256 with a cost of $1,232,549, British Pounds Sterling of $2,731,896 with a cost of $2,691,534, Canadian Dollars of $3,657,861 with a cost of $3,669,261, Euros of $702,713 with a cost of $686,826, Hong Kong Dollars of $711,797 with a cost of $711,753, Japanese Yen of $2,562,097 with a cost of $2,659,943, New Zealand Dollars of $2 with a cost of $2, Singapore Dollars of $798,126 with a cost of $798,344, and Swedish Krona of $55,982 with a cost of $54,879) (see note 7)	36,474,788
Receivable for investment securities sold	2,872,010
Futures margin receivable (net of commission $19,540)	140,502
Net unrealized gain on total return swap contracts	35,890
Dividends receivable (net of foreign withholding taxes of $2,946)	26,636
Interest receivable	8,955
Other assets	2,383
Total assets	67,164,370

Liabilities
Securities sold, not yet purchased, at fair value (proceeds $25,447,148)	25,985,132
Withdrawals payable	7,242,897
Payable for investment securities purchased	2,955,570
Due to broker (including Japanese Yen of $9 with a cost of $9 and South African Rand of $473,392 with a cost of $461,439) (see note 7)	488,743
Accrued capital gain country tax (see note 2)	65,421

The accompanying notes are an integral part of these financial statements.

Global Chartist Fund, LLC

Statement of Assets, Liabilities and Members’ Capital (concluded)

Liabilities (continued)
Dividends payable on securities sold, not yet purchased	$43,764
Net unrealized depreciation on forward contracts	33,191
Accounting and investor services fees payable	24,000
Accrued expenses	146,181
Total liabilities	36,984,899

Members’ Capital	$30,179,471

Members’ Capital
Represented by:
Net capital contributions	$31,019,750
Net unrealized loss on investments, foreign currency, forward, futures, and swap transactions	(840,279)
Members’ Capital	$30,179,471

The accompanying notes are an integral part of these financial statements.

Global Chartist Fund, LLC

Schedule of Portfolio Investments

			December 31, 2012
Shares			Fair Value
	Investments In Securities – 65.10%
	Common Stock – 65.10%
	United States – 21.77%
	Agricultural Operations – 0.26%
4,000	Limoneira Co.	(a)	$77,560
	Air Pollution Control Equipment – 0.43%
13,000	Ceco Environmental Corp.	(a)	129,350
	Airlines – 0.49%
26,000	Republic Airways Holdings, Inc.*	(a)	147,680
	Applications Software – 0.26%
15,000	inContact, Inc.*	(a)	77,700
	Chemicals - Diversified – 0.40%
12,000	Aceto Corp.	(a)	120,480
	Chemicals - Specialty – 0.27%
3,000	Oil-Dri Corp. of America		82,800
	Commercial Banks - Southern U.S. – 0.69%
40,000	Park Sterling Corp.*	(a)	209,200
	Commercial Banks - Western U.S. – 1.53%
18,000	CoBiz Financial, Inc.	(a)	134,460
21,900	Heritage Commerce Corp.*	(a)	152,862
30,098	Heritage Oaks Bancorp.*		174,568
			461,890
	Computer Software – 0.35%
9,000	Guidance Software, Inc.*	(a)	106,830
	Diagnostic Equipment – 0.54%
40,000	TearLab Corp.*	(a)	164,000
	Diversified Minerals – 0.37%
28,000	General Moly, Inc.*		112,280
	Electronic Components - Semiconductors – 0.29%
13,700	GSI Technology, Inc.*	(a)	85,899
	Engineering / R&D Services – 0.60%
10,000	Argan, Inc.	(a)	180,000

The accompanying notes are an integral part of these financial statements.

Global Chartist Fund, LLC

Schedule of Portfolio Investments (continued)

			December 31, 2012
Shares			Fair Value
	Common Stock – (continued)
	United States – (continued)
	Industrial Audio & Video Production – 0.62%
110,000	Iteris, Inc.*	(a)	$187,000
	Internet Application Software – 0.33%
25,000	Lionbridge Technologies, Inc.*	(a)	100,500
	Internet Content - Information / Network – 0.24%
60,000	Harris Interactive, Inc.*	(a)	72,000
	Internet Infrastructure Software – 0.49%
35,200	support.com, Inc.*	(a)	147,136
	Leisure & Recreational Products – 0.26%
4,000	Johnson Outdoors, Inc.*	(a)	79,680
	Medical - Biomedical / Genetics – 2.41%
23,000	Celldex Therapeutics, Inc.*	(a)	154,330
20,000	Insmed, Inc.*	(a)	133,800
11,998	MEI Pharma, Inc.*		84,046
30,000	Nanosphere, Inc.*	(a)	86,400
85,000	Neuralstem, Inc.*	(a)	93,415
45,000	StemCells, Inc.*	(a)	73,350
24,000	Sunesis Pharmaceuticals, Inc.*	(a)	100,800
			726,141
	Medical - Drugs – 0.59%
29,300	AcelRx Pharmaceuticals, Inc.*	(a)	125,404
10,000	Orexigen Therapeutics, Inc.*	(a)	52,700
			178,104
	Medical - Generic Drugs – 0.18%
25,000	Acura Pharmaceuticals, Inc.*		55,500
	Medical - Outpatient / Home Medical – 0.50%
21,000	Addus HomeCare Corp.*	(a)	149,520
	Medical Instruments – 0.73%
14,000	Vascular Solutions, Inc.*	(a)	221,200
	Miscellaneous Manufacturing – 0.52%
7,000	FreightCar America, Inc.	(a)	156,940

The accompanying notes are an integral part of these financial statements.

Global Chartist Fund, LLC

Schedule of Portfolio Investments (continued)

			December 31, 2012
Shares			Fair Value
	Common Stock – (continued)
	United States – (continued)
	Non - Ferrous Metals – 0.27%
20,000	Thompson Creek Metals Co., Inc.*		$82,756
	Oil Companies - Exploration & Production – 0.41%
30,000	FX Energy, Inc.*	(a)	123,300
	Pollution Control – 0.24%
19,650	Hudson Technologies, Inc.*	(a)	71,526
	Registered Investment Company – 5.58%
35,000	Industrial Select Sector SPDR Fund	(a)	1,326,500
6,000	iPath MSCI India Index ETN*		356,880
			1,683,380
	Textile - Apparel – 0.36%
7,853	Cherokee, Inc.	(a)	107,665
	Therapeutics – 0.27%
8,991	Osiris Therapeutics, Inc.*	(a)	80,739
	Water Treatment Systems – 0.65%
225,000	Abtech Holdings, Inc.*	(a)	195,638
	Wireless Equipment – 0.31%
10,000	Telular Corp.	(a)	94,700
	Wound / Burn & Skin Care – 0.33%
9,000	Derma Sciences, Inc.*	(a)	99,990
	Total United States (Cost $6,491,640)		$6,569,084
	Argentina – 0.68%
	Oil Companies - Integrated – 0.68%
14,000	YPF SA		203,700
	Total Argentina (Cost $209,701)		$203,700
	Australia – 2.29%
	E-Commerce / Services – 0.63%
35,000	Wotif.com Holdings, Ltd.		191,495

The accompanying notes are an integral part of these financial statements.

Global Chartist Fund, LLC

Schedule of Portfolio Investments (continued)

			December 31, 2012
Shares			Fair Value
	Common Stock – (continued)
	Australia – (continued)
	Hazardous Waste Disposal – 0.51%
49,943	Tox Free Solutions, Ltd.		$152,959
	Medical - Biomedical / Genetics – 0.19%
26,000	Prana Biotechnology, Ltd. - Sponsored ADR*		57,200
	Metal - Diversified – 0.96%
32,362	Sandfire Resources NL*		289,952
	Total Australia (Cost $679,499)		$691,606
	Brazil – 0.39%
	Steel - Producers – 0.39%
20,000	Cia Siderurgica Nacional – Sponsored ADR		118,000
	Total Brazil (Cost $114,300)		$118,000
	Canada – 3.58%
	Forestry – 0.20%
45,000	Western Forest Products, Inc.*	(a)	59,204
	Gold Mining – 0.65%
120,000	Belo Sun Mining Corp.*	(a)	195,240
	Medical Imaging Systems – 0.35%
12,000	Novadaq Technologies, Inc.*		106,560
	Oil - Field Services – 1.26%
22,100	Pason Systems, Inc.	(a)	380,652
	Oil Companies - Exploration & Production – 0.30%
28,000	Artek Exploration, Ltd.*	(a)	90,831
	Oil Refining & Marketing – 0.82%
25,000	Secure Energy Services, Inc.*		249,071
	Vitamins & Nutrition Products – 0.00%
370	NeuroBioPharm, Inc., Class A*		0
	Total Canada (Cost $1,089,783)		$1,081,558
	China – 5.37%
	Airlines – 0.56%
424,000	China Eastern Airlines Corp., Ltd., Class H*		169,034
	Containers - Paper / Plastic – 0.48%
207,000	CPMC Holdings, Ltd.		143,682

The accompanying notes are an integral part of these financial statements.

Global Chartist Fund, LLC

Schedule of Portfolio Investments (continued)

			December 31, 2012
Shares			Fair Value
	Common Stock – (continued)
	China – (continued)
	Entertainment Software – 0.61%
7,000	Changyou.Com, Ltd. - Sponsored ADR		$183,820
	Hotels & Motels – 0.60%
15,000	7 Days Group Holdings, Ltd. - Sponsored ADR*		180,900
	Internet Security – 0.88%
9,000	Qihoo 360 Technology Co., Ltd. - Sponsored ADR*		267,210
	Medical - Drugs – 0.31%
90,000	Shandong Luoxin Pharmacy Stock Co., Ltd., Class H		95,216
	Patient Monitoring Equipment – 0.64%
5,900	Mindray Medical International, Ltd. - Sponsored ADR	(a)	192,930
	Research & Development – 0.63%
12,000	WuXi PharmaTech Cayman, Inc. - Sponsored ADR*		189,000
	Steel - Producers – 0.66%
656,000	Maanshan Iron & Steel, Class H		198,894
	Total China (Cost $1,611,036)		$1,620,686
	Denmark – 1.02%
	Transport - Services – 1.02%
12,000	DSV A/S		308,954
	Total Denmark (Cost $271,457)		$308,954
	Finland – 1.27%
	Machinery - Electrical – 0.67%
6,000	Konecranes OYJ		202,109
	Medical - Drugs – 0.60%
61,699	Oriola-KD OYJ, B Shares*		181,396
	Total Finland (Cost $378,345)		$383,505
	Germany – 1.09%
	Appliances – 0.66%
700	Rational AG		201,187
	Auto - Cars / Light Trucks – 0.43%
600	Volkswagen AG		128,741
	Total Germany (Cost $280,050)		$329,928

The accompanying notes are an integral part of these financial statements.

Global Chartist Fund, LLC

Schedule of Portfolio Investments (continued)

Shares			December 31, 2012 Fair Value
	Common Stock – (continued)
	Greece – 0.30%
	Commercial Banks - Non U.S. – 0.30%
200,000	Piraeus Bank SA*		$89,123
	Total Greece (Cost $104,030)		$89,123
	Hong Kong – 0.96%
	Beverages - Non Alcoholic – 0.54%
500,000	Tibet 5100 Water Resources Holdings, Ltd.		161,918
	Computers - Peripheral Equipment – 0.42%
474,000	TPV Technology, Ltd.		127,813
	Total Hong Kong (Cost $275,654)		$289,731
	India – 0.63%
	Metal - Copper – 0.63%
22,000	Sterlite Industries India, Ltd. - Sponsored ADR		189,420
	Total India (Cost $189,169)		$189,420
	Isle of Man – 1.01%
	Computer Software – 1.01%
44,000	Playtech, Ltd.	(a)	305,110
	Total Isle of Man (Cost $262,718)		$305,110
	Israel – 0.71%
	Telecommunication Equipment – 0.71%
40,000	AudioCodes, Ltd.*		128,800
24,000	MER Telemanagement Solutions*		84,960
			213,760
	Total Israel (Cost $204,590)		$213,760
	Italy – 0.80%
	Electric - Integrated – 0.80%
150,000	Hera SpA		242,057
	Total Italy (Cost $241,188)		$242,057
	Japan – 10.11%
	Building Products - Cement / Aggregate – 0.90%
75,000	Sumitomo Osaka Cement Co., Ltd.	(a)	271,488

The accompanying notes are an integral part of these financial statements.

Global Chartist Fund, LLC

Schedule of Portfolio Investments (continued)

Shares			December 31, 2012 Fair Value
	Common Stock – (continued)
	Japan – (continued)
	Coatings / Paint – 0.64%
18,000	Kansai Paint Co., Ltd.	(a)	$192,973
	Computer Software – 0.78%
353	Access Co., Ltd.	(a)	233,924
	Computers - Integrated Systems – 1.59%
6,000	EM Systems Co., Ltd.	(a)	121,849
1,800	Obic Co., Ltd.	(a)	359,093
			480,942
	Cosmetics & Toiletries – 0.43%
10,000	Aderans Co., Ltd. *	(a)	131,147
	Electronic Parts Distribution – 0.59%
9,000	UKC Holdings Corp.	(a)	178,610
	Internet Application Software – 0.19%
7,500	Piped Bits Co., Ltd.*		57,941
	Internet Content - Information / Network – 0.96%
10,000	COOKPAD, Inc.	(a)	288,894
	Machinery - Construction & Mining – 0.88%
32,000	Tadano, Ltd.		266,828
	Medical - Generic Drugs – 0.67%
2,000	Sawai Pharmaceutical Co., Ltd.	(a)	201,000
	Office Supplies & Forms – 1.14%
48,000	Kokuyo Co., Ltd.	(a)	343,064
	Schools – 0.45%
1,700	Riso Kyoiku Co., Ltd.	(a)	136,247
	Schools - Day Care – 0.89%
24,500	JP-Holdings, Inc.	(a)	267,759
	Total Japan (Cost $3,223,993)		$3,050,817
	Jersey – 0.68%
	Oil Companies - Exploration & Production – 0.68%
67,000	Heritage Oil PLC*	(a)	206,489
	Total Jersey (Cost $198,125)		$206,489

The accompanying notes are an integral part of these financial statements.

Global Chartist Fund, LLC

Schedule of Portfolio Investments (continued)

Shares		December 31, 2012 Fair Value
	Common Stock – (continued)
	Malaysia – 0.90%
	Commercial Banks - Non U.S. – 0.90%
90,000	Malayan Banking Bhd	$270,765
	Total Malaysia (Cost $265,183)	$270,765
	New Zealand – 0.54%
	Real Estate Operations / Development – 0.54%
200,000	Precinct Properties New Zealand, Ltd.	163,350
	Total New Zealand (Cost $166,220)	$163,350
	Norway – 1.28%
	Oil - Field Services – 0.68%
12,000	Petroleum Geo-Services ASA	205,597
	Oil Field Machinery & Equipment – 0.60%
50,000	Sevan Marine ASA*	181,483
	Total Norway (Cost $378,934)	$387,080
	Spain – 1.86%
	Energy - Alternate Sources – 1.07%
115,000	Ence Energia y Celulosa S.A	322,940
	Medical - Drugs – 0.79%
24,147	Almirall SA	237,172
	Total Spain (Cost $537,932)	$560,112
	Sweden – 2.34%
	Medical - Drugs – 0.56%
20,000	Active Biotech AB*	169,089
	Medical Information Systems – 0.49%
70,000	Aerocrine AB, Class B*	147,952
	Real Estate Management / Services – 1.29%
25,000	Wihlborgs Fastigheter AB	390,057
	Total Sweden (Cost $719,055)	$707,098
	Switzerland – 1.52%
	Food - Confectionery – 0.96%
300	Barry Callebaut AG	288,414

The accompanying notes are an integral part of these financial statements.

Global Chartist Fund, LLC

Schedule of Portfolio Investments (continued)

Shares			December 31, 2012 Fair Value
	Common Stock – (continued)
	Switzerland – (continued)
	Machinery - General Industry – 0.56%
15,000	OC Oerlikon Corp. AG		$169,607
	Total Switzerland (Cost $437,051)		$458,021
	United Kingdom – 4.00%
	Diversified Banking Institution – 0.79%
45,000	Royal Bank of Scotland Group PLC	(a)	237,362
	Oil Companies - Exploration & Production – 0.77%
40,000	Soco International PLC*		232,705
	Publishing - Newspapers – 0.18%
261,979	Johnston Press PLC*		55,360
	Telephone - Integrated – 0.75%
60,000	BT Group PLC		225,390
	Television – 0.68%
120,000	ITV, PLC	(a)	205,202
	Wireless Equipment – 0.83%
75,000	Laird PLC	(a)	252,113
	Total United Kingdom (Cost $1,212,968)		$1,208,132
	Total Common Stock (Cost $19,542,621)		$19,648,086
	Warrants – 0.00%
	Canada – 0.00%
	Vitamins & Nutrition Products – 0.00%
740	NeuroBioPharm, Inc. Series 2011-1 Warrant		0
	Total Canada (Cost $0)		$0
	Total Warrants (Cost $0)		$0
	Total Investments in Securities (Cost $19,542,621) – 65.10%		$19,648,086
	Other Assets, Less Liabilities – 34.90%**		$10,531,385
	Member’s Capital – 100%		$30,179,471

(a)	Partially or wholly held in a pledged account by the Custodian as collateral for securities sold, not yet purchased.
*	Non-income producing security.
**	Includes $7,299,887 invested in a BNY Mellon Money Market Account, which is 24.19% of Members’ Capital and foreign currency with a U.S. Dollar value $515,354 held in BNY Mellon Money Market Accounts, which are 1.71% of Members’ Capital.
ADR	American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Global Chartist Fund, LLC

Schedule of Portfolio Investments (concluded)

Investments in Securities – By Industry	December 31, 2012 Percentage of Members’ Capital (%)
Agricultural Operations	0.26
Air Pollution Control Equipment	0.43
Airlines	1.05
Appliances	0.66
Applications Software	0.26
Auto - Cars / Light Trucks	0.43
Beverages - Non-alcoholic	0.54
Building Products - Cement / Aggregate	0.90
Chemicals - Diversified	0.40
Chemicals - Specialty	0.27
Coatings / Paint	0.64
Commercial Banks - Non U.S.	1.20
Commercial Banks - Southern U.S.	0.69
Commercial Banks - Western U.S.	1.53
Computer Software	2.14
Computers - Integrated Systems	1.59
Computers - Peripheral Equipment	0.42
Containers - Paper / Plastic	0.48
Cosmetics & Toiletries	0.43
Diagnostic Equipment	0.54
Diversified Banking Institution	0.79
Diversified Minerals	0.37
E-Commerce / Services	0.63
Electric - Integrated	0.80
Electronic Components - Semiconductors	0.29
Electronic Parts Distribution	0.59
Energy - Alternate Sources	1.07
Engineering / R&D Services	0.60
Entertainment Software	0.61
Food - Confectionery	0.96
Forestry	0.20
Gold Mining	0.65
Hazardous Waste Disposal	0.51
Hotels & Motels	0.60
Industrial Audio & Video Production	0.62
Internet Application Software	0.52
Internet Content - Information / Network	1.20
Internet Infrastructure Software	0.49
Internet Security	0.88
Leisure & Recreational Products	0.26
Machinery - Construction & Mining	0.88
Machinery - Electrical	0.67
Machinery - General Industry	0.56
Medical - Biomedical / Genetics	2.60
Medical - Drugs	2.85
Medical - Generic Drugs	0.85
Medical - Outpatient / Home Medical	0.50
Medical Imaging Systems	0.35
Medical Information Systems	0.49
Medical Instruments	0.73
Metal - Copper	0.63
Metal - Diversified	0.96
Miscellaneous Manufacturing	0.52
Non - Ferrous Metals	0.27
Office Supplies & Forms	1.14
Oil - Field Services	1.94
Oil Companies - Exploration & Production	2.16
Oil Companies - Integrated	0.68
Oil Field Machinery & Equipment	0.60
Oil Refining & Marketing	0.82
Patient Monitoring Equipment	0.64
Pollution Control	0.24
Publishing - Newspapers	0.18
Real Estate Management / Services	1.29
Real Estate Operations / Development	0.54
Registered Investment Company	5.58
Research & Development	0.63
Schools	0.45
Schools - Day Care	0.89
Steel - Producers	1.05
Telecommunication Equipment	0.71
Telephone - Integrated	0.75
Television	0.68
Textile - Apparel	0.36
Therapeutics	0.27
Transport - Services	1.02
Vitamins & Nutrition Products	0.00
Water Treatment Systems	0.65
Wireless Equipment	1.14
Wound, Burn & Skin Care	0.33
Total Investments In Securities	65.10%

The accompanying notes are an integral part of these financial statements.

Global Chartist Fund, LLC

Schedule of Purchased Options

Contracts		December 31, 2012 Fair Value
	Purchased Options – 0.47%
	Caps and Floors – 0.03%
	United States – 0.03%
2,725,000	Constant Maturity Swap Cap 1y30y, 04/18/2013	$7,920
	Total United States (Cost $400,000)	$7,920
	Total Caps and Floors (Cost $400,000)	$7,920
	Currency Options – 0.44%
	United States – 0.44%
15,800,000	USDCNYC, 6.45, 07/24/2013	21,740
275,000	USDJPYP, 88.00, 12/16/2013	110,219
	Total United States (Cost $225,000)	$131,959
	Total Currency Options (Cost $225,000)	$131,959
	Total Purchased Options (Cost $625,000)	$139,879

Option Contract - By Industry	December 31, 2012 Percentage of Members’ Capital ( %)
Caps and Floors	0.03
Currency Option	0.44
Total Option Contracts	0.47

The accompanying notes are an integral part of these financial statements.

Global Chartist Fund, LLC

Schedule of Securities Sold, Not Yet Purchased

Shares		December 31, 2012 Fair Value
	Securities Sold, Not Yet Purchased – 86.10%
	Common Stock – 86.10%
	United States – 30.15%
	Aerospace / Defense – 0.45%
27,000	Kratos Defense & Security Solutions, Inc.	$135,810
	Automobile / Truck Parts & Equipment – Original – 0.34%
7,000	Fuel Systems Solutions, Inc.	102,900
	Commercial Services – 0.79%
16,000	Intersections, Inc.	151,680
30,013	Pfsweb, Inc.	85,237
		236,917
	Computer Software – 0.50%
20,000	Avid Technology, Inc.	151,600
	Data Processing / Management – 0.39%
50,000	FalconStor Software, Inc.	116,500
	E-Commerce / Products – 0.38%
14,000	Nutrisystem, Inc.	114,660
	Electric - Integrated – 0.39%
12,000	Ameresco, Inc., Class A	117,720
	Electronic Components - Semiconductors – 0.35%
10,900	Inphi Corp.	104,422
	Electronics - Military – 0.31%
31,788	API Technologies Corp.	93,457
	Enterprise Software / Services – 0.36%
14,000	American Software Inc. / Georgia, Class A	108,640
	Finance - Investment Banker / Broker – 0.36%
20,625	SWS Group, Inc.	109,106
	Internet Incubators – 0.39%
8,000	Safeguard Scientifics, Inc.	118,000
	Internet Security – 0.28%
10,500	VASCO Data Security International, Inc.	85,680

The accompanying notes are an integral part of these financial statements.

Global Chartist Fund, LLC

Schedule of Securities Sold, Not Yet Purchased (continued)

Shares		December 31, 2012 Fair Value
	Common Stock – (continued)
	United States – (continued)
	Medical - Drugs – 0.28%
16,500	Anacor Pharmaceuticals, Inc.	$85,800
	Multimedia – 1.15%
12,000	Thomson Reuters Corp.	346,851
	Oil Companies - Exploration & Production – 0.98%
22,300	Endeavour International Corp.	115,514
22,000	Evolution Petroleum Corp.	178,860
		294,374
	Power Conversion / Supply Equipment – 0.47%
160,000	Capstone Turbine Corp.	142,400
	Registered Investment Company – 19.45%
20,000	Consumer Staples Select Sector SPDR Fund	696,600
18,000	iShares Dow Jones U.S. Real Estate Index Fund	1,164,960
5,000	iShares iBoxx $ High Yield Corporate Bond Fund	466,750
5,000	iShares iBoxx Investment Grade Corporate Bond Fund	604,950
5,000	iShares JPMorgan USD Emerging Markets Bond Fund	614,000
20,000	iShares Russell Microcap Index Fund	1,045,000
8,000	JPMorgan Alerian MLP Index ETN	307,680
10,500	SPDR S&P Pharmaceuticals ETF	587,055
11,000	Utilities Select Sector SPDR Fund	384,450
		5,871,445
	Retail - Apparel / Shoes – 0.18%
20,000	The Wet Seal, Inc., Class A	55,200
	Retail - Leisure Products – 0.39%
5,500	Steinway Musical Instruments, Inc.	116,325
	Retail - Pet Food & Supplies – 0.37%
10,000	PetMed Express, Inc.	111,000
	Retail - Restaurants – 0.44%
10,000	Bravo Brio Restaurant Group, Inc.	134,300
	Schools – 0.37%
29,100	National American University Holdings, Inc.	112,035

The accompanying notes are an integral part of these financial statements.

Global Chartist Fund, LLC

Schedule of Securities Sold, Not Yet Purchased (continued)

Shares		December 31, 2012 Fair Value
	Common Stock – (continued)
	United States – (continued)
	Steel - Specialty – 0.49%
4,000	Universal Stainless & Alloy	$147,080
	Transportation - Air Freight – 0.29%
22,000	Air Transport Services Group, Inc.	88,220
	Total United States (Proceeds $8,989,724)	$9,100,442
	Australia – 5.14%
	Airlines – 1.38%
270,000	Qantas Airways, Ltd.	417,666
	Building - Maintenance & Service – 0.85%
129,567	Programmed Maintenance Services, Ltd.	255,580
	E-Services / Consulting – 0.24%
15,000	SMS Management & Technology, Ltd.	72,102
	Engineering / R&D Services – 1.13%
14,000	WorleyParsons, Ltd.	339,531
	Food - Wholesale / Distribution – 1.08%
95,000	Metcash, Ltd.	327,447
	Oil - Field Machinery & Equipment – 0.46%
79,900	Imdex, Ltd.	139,774
	Total Australia (Proceeds $1,556,718)	$1,552,100
	Brazil – 2.38%
	Aerospace / Defense – 0.76%
8,000	Embraer - Sponsored ADR	228,080
	Petrochemicals – 1.62%
22,000	Ultrapar Participacoes - Sponsored ADR	490,160
	Total Brazil (Proceeds $680,440)	$718,240
	Canada – 9.88%
	Electronic Components - Semiconductors – 0.52%
34,500	Wi-Lan, Inc.	156,960
	Gas - Distribution – 1.43%
6,000	Canadian Utilities, Ltd., Class A	433,504

The accompanying notes are an integral part of these financial statements.

Global Chartist Fund, LLC

Schedule of Securities Sold, Not Yet Purchased (continued)

Shares		December 31, 2012 Fair Value
	Common Stock – (continued)
	Canada – (continued)
	Life / Health Insurance – 0.57%
7,000	Great-West Lifeco, Inc.	$171,186
	Oil Companies - Exploration & Production – 0.78%
85,000	Delphi Energy Corp.	97,318
70,000	Ithaca Energy, Inc.	139,902
		237,220
	Pipelines – 1.29%
9,000	Enbridge, Inc.	388,852
	REITS - Diversified – 3.52%
18,000	Artis Real Estate Investment Trust	282,736
13,000	Dundee Real Estate Investment Trust, Class A	488,692
12,000	H&R Real Estate Investment Trust	290,449
		1,061,877
	REITS - Shopping Centers – 1.23%
13,400	RioCan Real Estate Investment Trust	370,899
	Sector Fund Energy – 0.54%
30,000	Uranium Participation Corp.	162,700
	Total Canada (Proceeds $2,916,117)	$2,983,198
	China – 5.22%
	Brewery – 1.06%
54,000	Tsingtao Brewery Co., Ltd., Class H	318,739
	Building - Heavy Construction – 0.65%
336,000	China Railway Group, Ltd., Class H	196,375
	Internet Content - Entertainment – 0.48%
8,000	Youku Tudou, Inc.	145,920
	Schools – 0.52%
8,000	New Oriental Education & Technology Group, Inc. - Sponsored ADR	155,440
	Shipbuilding – 0.91%
350,000	Yangzijiang Shipbuilding Holdings, Ltd.	275,072

The accompanying notes are an integral part of these financial statements.

Global Chartist Fund, LLC

Schedule of Securities Sold, Not Yet Purchased (continued)

		December 31, 2012
Shares		Fair Value
	Common Stock – (continued)
	China – (continued)
	Telecommunication Equipment – 0.24%
70,000	UT Starcom Holdings Corp.	$72,800
	Web Portals / ISP – 1.36%
4,100	Baidu, Inc. - Sponsored ADR	411,189
	Total China (Proceeds $1,554,558)	$1,575,535
	France – 1.95%
	Apparel Manufacturers – 1.19%
1,200	Hermes International	358,023
	Food - Miscellaneous / Diversified – 0.76%
3,500	Danone SA	230,280
	Total France (Proceeds $581,294)	$588,303
	Germany – 3.68%
	Apparel Manufacturers – 0.70%
2,000	Hugo Boss AG	210,416
	Dialysis Centers – 0.82%
3,600	Fresenius Medical Care AG & Co. KGaA	248,274
	Leisure & Recreational Products – 1.05%
9,000	CTS Eventim AG	316,157
	Machinery - General Industry – 1.11%
7,000	Rheinmetall AG	335,926
	Total Germany (Proceeds $1,047,584)	$1,110,773
	Hong Kong – 1.20%
	Cellular Telecommunications – 1.20%
200,000	SmarTone Telecommunications Holdings, Ltd.	363,315
	Total Hong Kong (Proceeds $387,397)	$363,315
	Ireland – 1.02%
	Medical - Drugs – 1.02%
10,000	Shire PLC	306,730
	Total Ireland (Proceeds $303,119)	$306,730

The accompanying notes are an integral part of these financial statements.

Global Chartist Fund, LLC

Schedule of Securities Sold, Not Yet Purchased (continued)

		December 31, 2012
Shares		Fair Value
	Common Stock – (continued)
	Japan – 11.88%
	Auto - Cars / Light Trucks – 1.36%
15,800	Suzuki Motor Corp.	$409,674
	Automobile / Truck Parts & Equipment - Original – 0.62%
13,000	Koito Manufacturing Co., Ltd.	187,631
	Building & Construction - Miscellaneous – 0.68%
50,000	Taihei Kogyo Co., Ltd.	205,279
	Casino Services – 0.68%
12,000	Universal Entertainment Corp.	206,088
	Chemicals - Diversified – 1.19%
48,000	Kanto Denka Kogyo Co., Ltd.	102,142
52,000	Mitsubishi Chemical Holdings Corp.	256,188
		358,330
	Cosmetics & Toiletries – 1.22%
7,100	Unicharm Corp.	369,091
	Electronic Components - Miscellaneous – 0.82%
26,000	Yaskawa Electric Corp.	247,468
	Electronic Components - Semiconductors – 0.78%
30,000	Shinko Electric Industries Co., Ltd.	236,620
	Engineering / R&D Services – 0.14%
12,000	Asahi Kogyosha Co., Ltd.	40,524
	Import / Export – 0.54%
10,000	Alconix Corp.	162,951
	Internet Content - Entertainment – 0.77%
15,000	Gree, Inc.	232,109
	Machinery - General Industry – 1.40%
40,000	Makino Milling Machine Co., Ltd.	244,716
40,000	Nippon Thompson Co., Ltd.	177,638
		422,354
	Metal Processors & Fabrication – 0.58%
65,000	NTN Corp.	173,648

The accompanying notes are an integral part of these financial statements.

Global Chartist Fund, LLC

Schedule of Securities Sold, Not Yet Purchased (continued)

		December 31, 2012
Shares		Fair Value
	Common Stock – (continued)
	Japan – (continued)
	Semiconductor Equipment – 1.10%
120,000	Shindengen Electric Manufacturing Co., Ltd.	$333,072
	Total Japan (Proceeds $3,424,430)	$3,584,839
	Mexico – 1.23%
	Cellular Telecommunications – 1.23%
16,000	America Movil SAB de CV, Series L - Sponsored ADR	370,240
	Total Mexico (Proceeds $374,742)	$370,240
	Singapore – 1.74%
	Gambling (Non-Hotel) – 0.76%
202,000	Genting Singapore PLC	229,038
	Medical Products – 0.98%
300,000	Biosensors International Group, Ltd.	295,948
	Total Singapore (Proceeds $529,985)	$524,986
	Sweden – 1.98%
	Investment Companies – 1.31%
19,000	Investment AB Kinnevik, B Shares	396,329
	Wireless Equipment – 0.67%
20,000	Telefonaktiebolaget LM Ericsson, B Shares	200,139
	Total Sweden (Proceeds $533,621)	$596,468
	United Kingdom – 8.65%
	Apparel Manufacturers – 1.25%
19,000	Burberry Group PLC	378,641
	Chemicals - Diversified – 1.28%
10,000	Croda International PLC	386,216
	Diversified Banking Institution – 1.06%
100,000	Lloyds Banking Group PLC - Sponsored ADR	320,000
	E-Commerce / Services – 0.97%
12,500	Rightmove PLC	291,775
	Finance - Investment Banker / Broker – 1.16%
70,000	ICAP PLC	349,317

The accompanying notes are an integral part of these financial statements.

Global Chartist Fund, LLC

Schedule of Securities Sold, Not Yet Purchased (continued)

		December 31, 2012
Shares		Fair Value
	Common Stock – (continued)
	United Kingdom – (continued)
	Food - Retail – 1.18%
83,000	WM Morrison Supermarkets PLC	$354,828
	Security Services – 0.83%
60,000	G4S PLC	250,163
	Tobacco – 0.92%
5,500	British American Tobacco PLC	279,023
	Total United Kingdom (Proceeds $2,567,419)	$2,609,963
	Total Common Stock (Proceeds $25,447,148)	$25,985,132
	Total Securities Sold, Not Yet Purchased (Proceeds $25,447,148)	$25,985,132

The accompanying notes are an integral part of these financial statements.

Global Chartist Fund, LLC

Schedule of Securities Sold, Not Yet Purchased (concluded)

December 31, 2012
Percentage of
Members’ Capital
Securities Sold, Not Yet Purchased – By Industry	(%)

Aerospace / Defense	1.21
Airlines	1.38
Apparel Manufacturers	3.14
Auto - Cars / Light Trucks	1.36
Automobile / Truck Parts & Equipment - Original	0.96
Brewery	1.06
Building - Heavy Construction	0.65
Building - Maintenance & Service	0.85
Building & Construction - Miscellaneous	0.68
Casino Services	0.68
Cellular Telecommunications	2.43
Chemicals - Diversified	2.47
Commercial Services	0.79
Computer Software	0.50
Cosmetics & Toiletries	1.22
Data Processing / Management	0.39
Dialysis Centers	0.82
Diversified Banking Institution	1.06
E-Commerce / Products	0.38
E-Commerce / Services	0.97
Electric - Integrated	0.39
Electronic Components - Miscellaneous	0.82
Electronic Components - Semiconductors	1.65
Electronics - Military	0.31
Engineering / R&D Services	1.27
Enterprise Software / Services	0.36
E-Services / Consulting	0.24
Finance - Investment Banker / Broker	1.52
Food - Miscellaneous / Diversified	0.76
Food - Retail	1.18
Food - Wholesale / Distribution	1.08
Gambling (Non-Hotel)	0.76
Gas - Distribution	1.43
Import / Export	0.54
Internet Content - Entertainment	1.25
Internet Incubators	0.39
Internet Security	0.28
Investment Companies	1.31
Leisure & Recreational Products	1.05
Life / Health Insurance	0.57
Machinery - General Industry	2.51
Medical - Drugs	1.30
Medical Products	0.98
Metal Processors & Fabrication	0.58
Multimedia	1.15
Oil - Companies - Exploration & Production	1.76
Oil - Field Machinery & Equipment	0.46
Petrochemicals	1.62
Pipelines	1.29
Power Conversion / Supply Equipment	0.47
Registered Investment Company	19.45
REITS - Diversified	3.52
REITS - Shopping Centers	1.23
Retail - Apparel / Shoes	0.18
Retail - Leisure Products	0.39
Retail - Pet Food & Supplies	0.37
Retail - Restaurants	0.44
Schools	0.89
Sector Fund Energy	0.54
Security Services	0.83
Semiconductor Equipment	1.10
Shipbuilding	0.91
Steel - Specialty	0.49
Telecommunication Equipment	0.24
Tobacco	0.92
Transportation - Air Freight	0.29
Web Portals / ISP	1.36
Wireless Equipment	0.67
Total Securities Sold, Not Yet Purchased	86.10%

The accompanying notes are an integral part of these financial statements.

Global Chartist Fund, LLC

Schedule of Swap Contracts

			December 31, 2012
Notional Amount	Maturity Date		Unrealized Gain/(Loss)
	Swap Contracts – 0.12%
	Total Return Swap Contracts - Long – 0.11%
	South Korea – 0.09%
	Apparel Manufacturers – 0.04%
$75,730	3/28/2017	SG Corp.	$11,412

		Agreement with Credit Suisse, dated 03/26/2012 to receive the total return of the shares of SG Corp. in exchange for an amount to be paid monthly equal to the one month LIBOR Rate plus 0.75%.

	Beverages Non-Alcoholic – 0.03%
330,610	3/28/2017	Lotte Chilsung Beverage Co., Ltd.	8,992

		Agreement with Credit Suisse, dated 03/26/2012 to receive the total return of the shares of Lotte Chilsung Beverage Co., Ltd. in exchange for an amount to be paid monthly equal to the one month LIBOR Rate plus 0.75%.

	Computer Software – (0.00%)
75,405	3/28/2017	DuzonBIzon Co., Ltd.	(218)

		Agreement with Credit Suisse, dated 03/26/2012 to receive the total return of the shares of DuzonBIzon Co., Ltd. in exchange for an amount to be paid monthly equal to the one month LIBOR Rate plus 0.75%.

	E-Commerce / Services – 0.00%
62,069	3/28/2017	Kginicis Co., Ltd.	861

		Agreement with Credit Suisse, dated 03/26/2012 to receive the total return of the shares of Kginicis Co., Ltd. in exchange for an amount to be paid monthly equal to the one month LIBOR Rate plus 0.75%.

The accompanying notes ar e an integral part of these financial statements.

Global Chartist Fund, LLC

Schedule of Swap Contracts (continued)

			December 31, 2012
Notional Amount	Maturity Date		Unrealized Gain/(Loss)
	Swap Contracts – (continued)
	Total Return Swap Contracts - Long – (continued)
	South Korea – (continued)
	Electronic Connectors – 0.00%
$312,116	3/28/2017	Korea Electric Terminal Co., Ltd.	$447

		Agreement with Credit Suisse, dated 03/26/2012 to receive the total return of the shares of Korea Electric Terminal Co., Ltd. in exchange for an amount to be paid monthly equal to the one month LIBOR Rate plus 0.75%.

	Metal Processors & Fabrication – 0.01%
169,278	3/28/2017	Sung Kwang Bend Co., Ltd.	2,344

		Agreement with Credit Suisse, dated 03/26/2012 to receive the total return of the shares of Sung Kwang Bend Co., Ltd. in exchange for an amount to be paid monthly equal to the one month LIBOR Rate plus 0.75%.

	Networking Products – 0.00%
112,479	3/28/2017	Wins Technet Co., Ltd.	581

		Agreement with Credit Suisse, dated 03/26/2012 to receive the total return of the shares of Wins Technet Co., Ltd. in exchange for an amount to be paid monthly equal to the one month LIBOR Rate plus 0.75%.

	Power Conversion / Supply Equipment – 0.01%
59,399	3/28/2017	Ehwa Technologies Information Co., Ltd.	2,367

		Agreement with Credit Suisse, dated 03/26/2012 to receive the total return of the shares of Ehwa Technologies Information Co.,Ltd. in exchange for an amount to be paid monthly equal to the one month LIBOR Rate plus 0.75%.
	Total South Korea		$26,786

The accompanying notes are an integral part of these financial statements.

Global Chartist Fund, LLC

Schedule of Swap Contracts (continued)

			December 31, 2012
Notional Amount	Maturity Date		Unrealized Gain/(Loss)
	Swap Contracts – (continued)
	Total Return Swap Contracts - Long – (continued)
	Taiwan – 0.02%
	Chemicals - Other – (0.00%)
$337,440	3/28/2017	China Synthetic Rubber Corp.	$(656)

		Agreement with Credit Suisse, dated 03/26/2012 to receive the total return of the shares of China Synthetic Rubber Corp. in exchange for an amount to be paid monthly equal to the one month LIBOR Rate plus 0.75%.

	Electronic Components - Miscellaneous – 0.03%
275,427	3/28/2017	ILI Technology Corp.	8,153

		Agreement with Credit Suisse, dated 03/26/2012 to receive the total return of the shares of ILI Technology Corp. in exchange for an amount to be paid monthly equal to the one month LIBOR Rate plus 0.75%.

184,950	3/28/2017	Taiwan PCB Techvest Co., Ltd.	1,356

		Agreement with Credit Suisse, dated 03/26/2012 to receive the total return of the shares of Taiwan PCB Techvest Co., Ltd. in exchange for an amount to be paid monthly equal to the one month LIBOR Rate plus 0.75%.
			9,509
	Electronic Parts Distribution – 0.01%
128,146	3/28/2017	Chang Wah Electromaterials, Inc.	1,606

		Agreement with Credit Suisse, dated 03/26/2012 to receive the total return of the shares of Chang Wah Electromaterials, Inc. in exchange for an amount to be paid monthly equal to the one month LIBOR Rate plus 0.75%.

The accompanying notes are an integral part of these financial statements.

Global Chartist Fund, LLC

Schedule of Swap Contracts (continued)

			December 31, 2012
Notional Amount	Maturity Date		Unrealized Gain/(Loss)
	Swap Contracts – (continued)
	Total Return Swap Contracts - Long – (continued)
	Taiwan – (continued)
	Medical - Drugs – (0.01%)
$220,942	3/28/2017	SCI Pharmtech, Inc.	$(2,755)

		Agreement with Credit Suisse, dated 03/26/2012 to receive the total return of the shares of SCI Pharmtech, Inc. in exchange for an amount to be paid monthly equal to the one month LIBOR Rate plus 0.75%.

	Semiconductor Components - Integrated Circuits – (0.01%)
216,528	3/28/2017	Orise Technology Co., Ltd.	(2,750)

		Agreement with Credit Suisse, dated 03/26/2012 to receive the total return of the shares of Orise Technology Co., Ltd. in exchange for an amount to be paid monthly equal to the one month LIBOR Rate plus 0.75%.
	Total Taiwan		$4,954
	Total Return Swap Contracts - Long		$31,740

The accompanying notes are an integral part of these financial statements.

Global Chartist Fund, LLC

Schedule of Swap Contracts (continued)

			December 31, 2012
Notional Amount	Maturity Date		Unrealized Gain/(Loss)
	Total Return Swap Contracts - Short – 0.01%
	South Korea – 0.01%
	Auto - Cars / Light Trucks – 0.02%
$436,766	3/28/2017	Hyundai Motor Co.	$8,200

		Agreement with Credit Suisse, dated 03/26/2012 to deliver the total return of the shares of Hyundai Motor Co. in exchange for an amount to be received monthly equal to the one month LIBOR Rate less 0.50%.

	Rubber - Tires – (0.01%)
218,802	3/28/2017	Hankook Tire Worldwide Co., Ltd.	(3,117)

		Agreement with Credit Suisse, dated 03/26/2012 to deliver the total return of the shares of Hankook Tire Worldwide Co., Ltd. in exchange for an amount to be received monthly equal to the one month LIBOR Rate less 0.50%.

	Steel - Producers – (0.00%)
325,033	3/28/2017	POSCO	(933)

		Agreement with Credit Suisse, dated 03/26/2012 to deliver the total return of the shares of POSCO. in exchange for an amount to be received monthly equal to the one month LIBOR Rate less 0.50%.
	Total South Korea		$4,150
	Total Return Swap Contracts - Short		$4,150
	Total Swap Contracts		$35,890

The accompanying notes are an integral part of these financial statements.

Global Chartist Fund, LLC

Schedule of Swap Contracts (concluded)

Swap Contracts – By Industry	December 31, 2012 Percentage of Members’ Capital (%)
Apparel Manufacturers	0.04
Auto - Cars / Light Trucks	0.02
Beverages Non - Alcoholic	0.03
Chemicals - Other	(0.00)
Computer Software	(0.00)
E-Commerce / Services	0.00
Electronic Components - Miscellaneous	0.03
Electronic Connectors	0.00
Electronic Parts Distribution	0.01
Medical - Drugs	(0.01)
Metal Processors & Fabrication	0.01
Networking Products	0.00
Power Conversion / Supply Equipment	0.01
Rubber - Tires	(0.01)
Semiconductor Components - Integrated Circuits	(0.01)
Steel - Producers	(0.00)
Total Swap Contracts	0.12%

The accompanying notes are an integral part of these financial statements.

Global Chartist Fund, LLC

Schedule of Forward Contracts

Counterparty	Settlement Date	Currency Sold	Contracts	Currency Bought	Contracts	December 31, 2012 Unrealized Gain/(Loss)
Forward Currency Exchange Contracts – (0.11%)
Buy Contracts – (0.11%)
United States – (0.11%)
Credit Suisse Securities (USA) LLC – (0.11%)
Credit Suisse Securities (USA) LLC	January 2013	KRW	(1,108,500,000)	USD	999,867	$(33,506)
Total Credit Suisse Securities (USA) LLC						(33,506)

The Bank of New York Mellon – 0.00%
The Bank of New York Mellon	January 2013	GBP	(152,976)	USD	247,056	(1,602)
The Bank of New York Mellon	January 2013	SEK	(740,499)	USD	113,265	(554)
The Bank of New York Mellon	January 2013	NOK	(182,974)	USD	32,726	(146)
The Bank of New York Mellon	January 2013	AUD	(165,699)	USD	171,901	(91)
The Bank of New York Mellon	January 2013	HKD	(244,613)	USD	31,555	(5)
The Bank of New York Mellon	January 2013	DKK	(580,429)	USD	102,822	250
The Bank of New York Mellon	January 2013	EUR	(201,187)	USD	265,909	655
The Bank of New York Mellon	January 2013	JPY	(35,057,258)	USD	407,401	1,936
Total Bank of New York Mellon						443
Total United States						(33,063)
Total Buy Contracts						(33,063)

Sold Contracts – (0.00%)
United States – (0.00%)
The Bank of New York Mellon	January 2013	USD	(29,309)	EUR	22,133	$(128)
Total United States						(128)
Total Sold Contracts						(128)
Total Forward Currency Exchange Contracts						$(33,191)

The accompanying notes are an integral part of these financial statements.

Global Chartist Fund, LLC

Schedule of Futures Contracts

December 31, 2012 Unrealized Gain/(Loss)
Futures Contracts – 0.47%
Futures Contracts - Long – (0.08%)
United States – (0.08%)
Commodity – (0.08%)	$(24,069)
Total United States	(24,069)
Total Futures Contracts - Long	$(24,069)
Futures Contracts - Short – 0.55%
United States – 0.55%
Bond – 0.14%	$40,344
Commodity – (0.08%)	(23,305)
Currency – 0.28%	83,211
Index – 0.21%	63,974
Total United States	164,224
Japan – 0.00%
Index – 0.00%	347
Total Japan	347
Total Futures Contracts - Short	$164,571
Total Futures Contracts	$140,502

The accompanying notes are an integral part of these financial statements.

Global Chartist Fund, LLC

Statement of Operations

For the period January 13, 2012 (commencement of operations) through December 31, 2012

Investment income
Dividends (net of witholding taxes of $93,680)	$656,068
Interest	113,951
Total investment income	770,019

Expenses
Administration fees	769,704
Dividends on securities sold, not yet purchased	595,838
Organizational expense	460,582
Legal fees	247,562
Prime broker fees	187,693
Custodian fees	170,572
Interest expense	139,795
Audit and tax fees	113,553
Accounting and investor services fees	88,452
Board of Managers’ fees and expenses	78,000
Insurance expense	70,292
Printing expense	40,668
Registration expense	5,017
Miscellaneous	71,539
Total operating expenses	3,039,267
Reimbursement by Advisor (see Note 2c)	(250,000)
Net operating expenses	2,789,267
Net investment loss	(2,019,248)

Net realized and unrealized gain/(loss) from investment activities, foreign currency transactions, forward, futures and swap contracts
Net realized gain from written options	722,689
Net realized gain from futures contracts	528,050
Net realized gain from foreign currency transactions	111,272
Net realized loss from forward contracts	(77,744)
Net realized loss from currency options	(210,500)
Net realized loss from swap contracts	(355,959)
Net realized loss from purchase options	(574,745)
Net realized loss from investments in securities *	(1,078,616)
Net realized loss from securities sold, not yet purchased	(1,309,052)
Net realized loss from investment activities, foreign currency, transactions, forward, futures and swap contracts	(2,244,605)

Net change in unrealized gain/(loss) from swap contracts	35,890
Net change in unrealized gain/(loss) from investment activities, foreign currency transactions and forward and futures contracts	(876,169)

Net realized and unrealized gain/(loss) from investment activities, foreign currency transactions, forward, futures and swap contracts	(3,084,884)

Net decrease in Members’ Capital resulting from operations	$(5,104,132)
*	Net of deferred capital gain country tax accrual on realized gain/(loss) of $65,421.

The accompanying notes are an integral part of these financial statements.

Global Chartist Fund, LLC

Statement of Changes in Members’ Capital

For the period January 13, 2012 (commencement of operations) through December 31, 2012

	Special Advisory Member	Members	Total
MEMBERS’ CAPITAL, January 13, 2012	$—	$—	$—
From investment activities
Net investment loss	$—	$(2,019,248)	$(2,019,248)
Net realized loss from investment activities, foreign currency transactions, forward, futures and swap contracts	—	(2,244,605)	(2,244,605)
Net change in unrealized gain/(loss) from investment activities, foreign currency transactions, forward, futures and swap contracts	—	(840,279)	(840,279)
Incentive allocation	—	—	—
Net decrease in Members’ Capital resulting from operations	—	(5,104,132)	(5,104,132)

Members’ Capital transactions
Capital contributions	—	48,697,609	48,697,609
Capital withdrawals	—	(13,414,006)	(13,414,006)
Net increase in Members’ Capital resulting from capital transactions	—	35,283,603	35,283,603
MEMBERS’ CAPITAL, December 31, 2012	$—	$30,179,471	$30,179,471

The accompanying notes are an integral part of these financial statements.

Global Chartist Fund, LLC

Statement of Cash Flows

For the period January 13, 2012 (commencement of operations) through December 31, 2012

Cash flows from operating activities
Net decrease in Members’ Capital resulting from operations	$(5,104,132)
Adjustments to reconcile net decrease in Members’ Capital resulting from operations to net cash used in operating activities:
Proceeds from sale of investments	193,538,902
Purchase of investments	(214,107,125)
Proceeds from sale of purchased options	488,313
Purchase of options	(1,900,713)
Premium from securities sold, not yet purchased	184,152,422
Cover of shorts	(159,970,398)
Proceeds from written options	6,126,584
Cover of written options	(5,445,471)
Proceeds from futures contracts	528,050
Proceeds from foreign currency transactions	111,272
Proceeds from forward contracts	(77,744)
Proceeds from swap contracts	(355,959)
Net realized loss from investment activities, forward, futures and swap contracts	2,244,605
Net change in unrealized gain/(loss) from investment activities, forward and futures contracts	864,429
Changes in assets and liabilities related to operations:
Increase in due from broker	(36,474,788)
Increase in receivable for investment securities sold	(2,872,010)
Increase in futures margin receivable	(140,502)
Increase in net unrealized gain on total return swap contracts	(35,890)
Increase in dividends receivable	(26,636)
Increase in interest receivable	(8,955)
Increase in other assets	(2,383)
Increase in payable for investment securities purchased	2,955,570
Increase in due to broker	488,743
Increase in accrued capital gain country tax	65,421
Increase in dividends payable on securities sold, not yet purchased	43,764
Increase in net unrealized depreciation on forward contracts	33,191
Increase in accounting and investor services fees payable	24,000
Increase in accrued expenses	146,181
Net cash used in operating activities	(34,711,259)
Cash flows from financing activities
Proceeds from capital contributions	48,697,609
Payments for capital withdrawals	(6,171,109)
Net cash provided by financing activities	42,526,500
Net change in cash and cash equivalents	7,815,241
Cash and cash equivalents at beginning of period	—
Cash and cash equivalents as of December 31, 2012	$7,815,241

The accompanying notes are an integral part of these financial statements.

Global Chartist Fund, LLC

Notes to Financial Statements

For the period January 13, 2012 (commencement of operations) through December 31, 2012

1. Organization

Global Chartist Fund, LLC (the “Fund”) was organized as a limited liability company under the laws of Delaware in July 2011. The Fund commenced operations in January 2012. The Fund is registered under the Investment CompanyAct of 1940 (the “1940 Act”) as a non-diversified, closed-end management investment company. The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Limited Liability Company Agreement dated as of August 17, 2011. The Fund’s investment objective is to seek maximum capital appreciation. The Fund pursues this objective by investing globally across different markets, countries, regions, sectors and industries and by investing in different asset classes. In making decisions to purchase and sell securities and other investments for the Fund, the Adviser (defined below) uses technical analysis to identify investments it believes have the greatest potential to increase or decrease in price. The Fund’s portfolio of securities include long and short positions primarily in equity securities, total return swaps, futures and forward contracts of U.S. and non-U.S. companies. Equity securities include common and preferred stock and other securities having equity characteristics, including convertible debt securities, stock and index options, warrants and rights. The Fund’s investments in equity securities will generally focus on long and short positions in publicly traded equity securities of U.S. issuers that have market capitalizations ranging from approximately $50 million to $300 million and publicly traded equity securities of the largest 40% of non-US issuers by market capitalization. The Fund also pursues its objective by purchasing and selling investments based on buy signals and sell signals generated by the Adviser’s technical analysis of market data. The Adviser uses pattern interpretation to filter the universe of securities and other investments to identify those it believes are most likely to experience meaningful near term price movements. Its investment process involves consideration of a variety of technical data including market prices, trading volume, momentum, trends and moving averages relating to specific securities, asset classes, industry sectors, markets and market sectors. After the Fund has established an investment position, the Adviser systematically reassesses and evaluates the merits of maintaining that position.

The Fund may also borrow money for investment purposes, i.e., leverage its assets. The use of short sales and leverage are speculative investment practices and involve a high degree of risk.

Responsibility for the overall management and supervision of the operations of the Fund is vested in the individuals who serve as the Board of Managers of the Fund (the “Board of Managers”). There are five members of the Board of Managers, one of whom is considered an “interested person” under the 1940 Act. The Fund’s investment adviser is Advantage Advisers Multi-Manager, L.L.C. (the “Adviser”). The managing member of the Adviser is Oppenheimer Asset Management (“OAM”) which is owned directly by E.A. Viner International Co., a subsidiary of Oppenheimer Holdings Inc. (“Oppenheimer”), which acts as the non-exclusive placement agent of the Fund. Carter Braxton Worth, Chief Market Technician and Managing Director of OAM and Bryan Franco, CFA, Executive Director of OAM, serve as co-portfolio managers of the Fund (the “Portfolio Managers”).

Advantage Advisers Management, L.L.C., a Delaware limited liability company, holds a non-voting Special Advisory Member Interest (the “Special Advisory Account”) in the Fund solely for the purpose of receiving the incentive allocation as discussed in Note 4.

Global Chartist Fund, LLC

Notes to Financial Statements

For the period January 13, 2012 (commencement of operations) through December 31, 2012 (continued)

1. Organization (continued)

Generally, except as provided under applicable law, an investor (a “Member”) shall not be liable for the Fund’s debts, obligations and liabilities in any amount in excess of the capital account balance of such Member, plus any Member’s share of undistributed profits and assets.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (hereafter referred to as “authoritative guidance”) requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the Fund’s financial statements are reasonable and prudent; however, actual results could differ from these estimates and such differences could be material.

In December 2011, the FASB issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 amends ASC Topic 210, Balance Sheet, which requires enhanced disclosures on both gross information and net information about instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013. At this time management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

The following is a summary of the Fund’s accounting policies:

a. Revenue Recognition

Securities and commodities transactions, including related revenue and expenses, are recorded on a trade date basis. Dividends are recorded on the ex-dividend date, net of applicable withholding tax. Interest income and expense are recorded on the accrual basis. Premiums and discounts on fixed income securities are amortized using the effective interest rate method.

b. Portfolio Valuation

The Fund’s securities are valued at fair value in accordance with policies adopted by the Board of Managers, which are summarized below.

(i)	Domestic exchange traded securities (excluding options and securities traded on NASDAQ) shall be fair valued as follows:

Global Chartist Fund, LLC

Notes to Financial Statements

For the period January 13, 2012 (commencement of operations) through December 31, 2012 (continued)

2. Significant Accounting Policies (continued)

b. Portfolio Valuation (continued)

(1)	at their last composite sale price as reported on the exchanges where those securities are traded; or

(2)	if no sales of those securities are reported on a particular day, the securities are valued based upon their composite bid price for securities held long, or their composite ask price for securities sold, not yet purchased, as reported by those exchanges.

(ii) Securities traded on NASDAQ shall be fair valued as follows:

(1)	At the NASDAQ Official Closing Price (“NOCP”) (which is the last trade price at or before 4:00 p.m. (Eastern Time) adjusted up to NASDAQ’s best offer price if the last traded price is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price); or

(2)	If no NOCP is available at the last sale price on the NASDAQ prior to the calculation of the net asset value of the Fund; or

(3)	If no sale is shown on NASDAQ at the bid price; or

(4)	If no sale is shown and no bid price available, the price will be deemed “stale” and the value will be determined in accordance with the fair valuation procedures set forth herein.

Securities traded on a foreign securities exchange are valued at their last sale price on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid price (in the case of securities held long) or asked price (in the case of securities sold, not yet purchased) as reported by such exchange.

Listed options and futures are valued at their closing price as reported by their respective exchange. Other securities for which market quotations are readily available are valued at their bid prices (or asked price in the case of securities sold, not yet purchased) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, the fair value of the securities and other assets are determined in good faith by, or under the supervision of the Board of Managers.

Forward foreign currency and swap contracts are fair valued using various inputs and techniques, which include broker-dealer quotations, actual trading information, and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world.

Global Chartist Fund, LLC

Notes to Financial Statements

For the period January 13, 2012 (commencement of operations) through December 31, 2012 (continued)

2. Significant Accounting Policies (continued)

b. Portfolio Valuation (continued)

Debt securities are valued using valuations furnished by a pricing service which employs a matrix to determine valuation for normal institutional size trading units or consultation with brokers and dealers in such securities. The Board of Managers will periodically monitor the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less are, absent unusual circumstances, valued at amortized cost, so long as such valuation is determined by the Board of Managers to represent fair value.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be affected by events occurring between the time such values or exchange rates are determined and the time that the net asset value of the Fund is determined. When such events materially affects the values of securities held by the Fund or its liabilities, such securities and liabilities are fair valued as determined in good faith by, or under the supervision of, the Board of Managers. The Fund includes that portion of the results of operations resulting from changes in foreign exchange rates on investments in net realized and net change in unrealized gain/(loss) from investments in securities on the Statement of Operations.

The determination of fair value shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security or other investment; (ii) whether any dealer quotations are available; (iii) possible valuation methodologies that could be used to determine fair value; (iv) the recommendation of the Adviser with respect to the valuation; (v) whether the same or similar securities or other investments are held by other accounts or other funds managed by the Adviser and the valuation method used by the Adviser with respect thereto; (vi) the extent to which the fair value to be determined will result from the use of data or formulae produced by third parties independent of the Adviser; and (vii) the liquidity or illiquidity of the market for the security or other investment.

The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets, Liabilities and Members’ Capital.

Global Chartist Fund, LLC

Notes to Financial Statements

For the period January 13, 2012 (commencement of operations) through December 31, 2012 (continued)

2. Significant Accounting Policies (continued)

b. Portfolio Valuation (continued)

During the year ended December 31, 2012, the Fund followed authoritative guidance for fair value measurement. The authoritative guidance establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The authoritative guidance establishes three levels of inputs in the hierarchy that may be used to measure fair value as follows:

Level 1 — observable market inputs that are unadjusted quoted prices for identical assets or liabilities in active markets.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

The Fund recognizes transfers into and out of levels indicated above at the end of the reporting period. There were no such transfers during the year ended December 31, 2012.

Additional information on the investments can be found in the Schedule of Portfolio Investments, the Schedule of Purchased Options, the Schedule of Securities Sold, Not Yet Purchased, the Schedule of Swap Contracts, the Schedule of Forward Contracts and the Schedule of Futures Contracts.

Global Chartist Fund, LLC

Notes to Financial Statements

For the period January 13, 2012 (commencement of operations) through December 31, 2012 (continued)

2. Significant Accounting Policies (continued)

b. Portfolio Valuation (continued)

The following is a summary of the inputs used, as of December 31, 2012, in valuing the Fund’s investments at fair value.

Valuation Inputs	Investments in Securities	Securities Sold, Not Yet Purchased	Other Financial Instruments
Level 1—Quoted Prices
Common Stock	$19,648,086	$25,985,132	$—
Futures Contracts	—	—	140,502

Level 2—Other Significant Observable Inputs
Caps and Floors	—	—	7,920
Currency Options	—	—	131,959
Total Return Swaps	—	—	35,890
Forward Contracts	—	—	(33,191)

Level 3—Other Significant Unobservable Inputs
Common Stock	0	—	—
Warrants	0	—	—
Total	$19,648,086	$25,985,132	$283,080

The following two securities make up the holdings in Level 3 as of December 31, 2012: NeuroBioPharm, Inc., Class A common stock and NeuroBioPharm, Inc warrant were received from Neptune Technologies & Bioresources, Inc. spin-off and have no fair value and were not traded as of December 31, 2012.

c. Organization Costs

As of December 31, 2012, organizational expenses incurred by the Fund are $460,582 of which $250,000 has been paid by the Adviser pursuant to an agreement between the Fund and the Adviser where the Adviser (or one of its affiliates) has agreed to pay $250,000 of the Fund’s organization and offering expenses. The Fund is obligated to reimburse the Adviser (or its affiliate) such amounts if the Members’ Capital of the Fund reach $100 million on or before December 31, 2014.

Global Chartist Fund, LLC

Notes to Financial Statements

For the period January 13, 2012 (commencement of operations) through December 31, 2012 (continued)

2. Significant Accounting Policies (continued)

d. Cash and Cash Equivalents

The Fund treats all highly liquid financial instruments that mature within three months of the date of purchase as cash equivalents. At December 31, 2012, $7,299,887 in cash equivalents were held at The Bank of New York Mellon (the “Custodian”) in a money market account and foreign currency with a U.S. Dollar value of $515,354 was held by the Custodian. Restricted cash in the amount of $1,773,144 listed in the Statement of Assets, Liabilities and Members’ Capital represents the funds held by the Custodian for securities sold, not yet purchased, swap contracts and other derivatives.

As further discussed in Note 7, the Fund has additional cash and cash equivalents on deposit with a broker primarily to satisfy margin and short sale requirements at December 31, 2012.

e. Income Taxes

The Fund is treated as a partnership for tax purposes. For federal, state and local tax purposes, each Member is individually required to report on its own tax return its distributive share of the Fund’s taxable income or loss.

In accordance with authoritative guidance, Management has analyzed the Fund’s tax position for all open tax years and has concluded that a liability of $65,421 non-US country gain tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to non-US tax expense within the Statement of Operations. However, during the period, the Fund did not record any interest or penalties.

3. Administration Fee, Related Party Transactions and Other

The Adviser provides certain administrative services to the Fund including, among other things, providing office space and other support services. In exchange for such services, the Fund pays the Adviser a monthly administrative fee of 0.16667% (2% on an annualized basis) of the Fund’s members’ capital determined as of the beginning of the month.

Each Member of the Board of Managers (each a “Manager”) who is not an “interested person” of the Fund, as defined by the 1940 Act, receives an annual retainer of $7,000 plus a fee for each meeting attended. The lead independent Manager and the chair of the audit committee receive a supplemental retainer of $2,500 each per annum. Managers who are “interested persons” do not receive any annual or other fee from the Fund. Managers who are not “interested persons” are reimbursed by the Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties.

Global Chartist Fund, LLC

Notes to Financial Statements

For the period January 13, 2012 (commencement of operations) through December 31, 2012 (continued)

3. Administration Fee, Related Party Transactions and Other (continued)

The Bank of New York Mellon serves as custodian of the Fund’s assets and is responsible for maintaining custody of the Fund’s cash and securities and for retaining sub-custodians to maintain custody of foreign securities held by the Fund.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as accounting and investor services agent to the Fund and in that capacity provides certain accounting, recordkeeping and investor related services. The Fund pays BNY Mellon a fee for these services based primarily on the average Members’ Capital of the Fund as of the first day of each month, payable monthly, subject to a minimum annual fee.

Oppenheimer acts as the non-exclusive placement agent for the Fund, without special compensation from the Fund, and bears costs associated with its activities as placement agent. However, the placement agent is entitled to charge a sales commission (placement fee) of up to 3% (up to 3.1% of the amount invested) in connection with a purchase of interests, at its discretion. Placement fees, if any, will reduce the amount of an investor’s investment in the Fund and will neither constitute an investment made by the investor in the Fund, nor form part of the assets of the Fund. For the period ended December 31, 2012, such sales commissions earned by Oppenheimer amounted to $80,421.

4. Member’s Capital and Allocations

The Fund generally accepts initial and additional contributions as of the first day of each month, however the fund may offer interests more or less frequently. The acceptance of initial and additional contributions from Members are subject to approval by the Board of Managers. Interests are not redeemable and a Member has no right to require the Fund to redeem its interest. However, the Fund may from time to time offer to repurchase interests from Members. Such repurchases will be made at such times and on such terms as may be determined by the Board of Managers, in its complete and exclusive discretion. Management expects that generally it will recommend to the Board of Managers that the Fund offer to repurchase interests from Members twice each year, effective at the end of the second fiscal quarter and again at the end of the year.

Net profits or net losses of the Fund for each fiscal period are allocated among and credited to or debited against the capital accounts of all Members (but not the Special Advisory Member, as defined below) as of the last day of each fiscal period (which is typically the end of each month) in accordance with Members’ respective investment percentages for the fiscal period. In addition, so long as the Adviser serves as the investment adviser to the Fund, the Adviser (or one of its designated affiliates) is entitled to be the “Special Advisory Member” of the Fund. In such capacity, the Special Advisory Member is entitled to receive an incentive allocation (the “Incentive Allocation”), charged to the capital account of each Member. The Incentive Allocation is determined as of the last day of each allocation period in an amount equal to 20% of the amount by which net profits, if any, exceed the positive balance in the

Global Chartist Fund, LLC

Notes to Financial Statements

For the period January 13, 2012 (commencement of operations) through December 31, 2012 (continued)

4. Member’s Capital and Allocations (continued)

Member’s “Loss Recovery Account” as defined in the Fund’s confidential memorandum. The Incentive Allocation is credited to the Special Advisory Account of the Special Advisory Member. By the last business day of the month following the date on which an Incentive Allocation is made, the Special Advisory Member may withdraw up to 100% of the Incentive Allocation that was credited to the Special Advisory Account with respect to the allocation period. During the year ended December 31, 2012, there was no Incentive Allocation made to the Special Advisory Member.

5. Indemnifications

The Fund has entered into several contracts that contain routine indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

6. Securities Transactions

Aggregate purchases and sales of investment securities, excluding short-term securities and options; for the year ended December 31, 2012, amounted to $214,107,125 and $193,538,902, respectively. Aggregate purchases and sales of securities sold, not yet purchased, excluding short-term securities, for the year ended December 31, 2012, amounted to $159,970,398 and $184,152,422, respectively.

At December 31, 2012, the aggregate cost for Federal income tax purposes of portfolio investments (including options) and securities sold, not yet purchased was $20,278,247 and $25,354,239, respectively.

For Federal income tax purposes, at December 31, 2012, accumulated net unrealized loss on portfolio investments (including options) and securities sold, not yet purchased was $1,121,175, consisting of $857,626 gross unrealized gain and $1,978,801 gross unrealized loss.

7. Due from / to Broker

Due from broker primarily represents proceeds from securities sold, not yet purchased, net of excess cash, held at the prime broker as of December 31, 2012, and is used as collateral for securities sold, not yet purchased, swaps and other derivative contracts.

The Fund has the ability to trade on margin and borrow funds from brokers and banks for investment purposes. Trading in equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security’s value with respect to transactions in U.S. markets and varying percentages with respect to transactions in foreign markets. The 1940 Act requires the Fund to satisfy

Global Chartist Fund, LLC

Notes to Financial Statements

For the period January 13, 2012 (commencement of operations) through December 31, 2012 (continued)

7. Due from / to Broker (continued)

an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Fund incurs the indebtedness. The Fund pays interest on outstanding margin borrowings at an annualized rate of 1 month LIBOR plus 75 bps. The Fund pledges securities and cash as collateral for securities sold, not yet purchased, margin borrowings and derivative contracts which are maintained in a segregated account held by the Custodian. As of December 31, 2012, the value of this collateral held at the Custodian was $10,416,149, comprised of restricted cash of $1,773,144 and pledged securities of $8,643,005 which are included in the investments in securities in the Statement of Assets, Liabilities and Members’ Capital. For the period ended December 31, 2012, the average daily amount of the margin borrowings was $3,348,967 and the daily weighted average annualized interest rate was 4.32%. The Fund had borrowings outstanding at December 31, 2012, totaling $488,743 recorded as due to broker on the Statement of Assets, Liabilities and Members’ Capital.

8. Financial Instruments with Off-Balance Sheet Risk or Concentration of Credit Risk

In the normal course of business, the Fund trades various financial instruments and enter into various investment activities with off-balance sheet risk. These financial instruments include options, swaps, futures, forwards and short sales. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specified future dates. Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the market value of the securities underlying the financial instruments may be in excess of the amounts recognized in the Statement of Assets, Liabilities and Members’ Capital.

The Fund maintains cash in bank deposit accounts which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

Securities sold, not yet purchased represent obligations of the Fund to deliver specified securities and thereby creates a liability to purchase such securities in the market at prevailing prices. Accordingly, these transactions result in off-balance sheet risk as the Fund’s ultimate obligation to satisfy the sale of securities sold, not yet purchased may exceed the amount indicated in the Statement of Assets, Liabilities and Members’ Capital. Primarily all investments in securities sold, not yet purchased and due from broker are positions with, and amounts due from, the prime broker, Credit Suisse. Accordingly, the Fund has a concentration of individual counterparty credit risk with the prime broker. The Fund pledges securities in an account at the Custodian, for the benefit of the prime broker, to meet the margin requirement as determined by the prime broker.

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political, regulatory and economic developments which could adversely affect the value of such securities. Moreover, securities

Global Chartist Fund, LLC

Notes to Financial Statements

For the period January 13, 2012 (commencement of operations) through December 31, 2012 (continued)

8. Financial Instruments with Off-Balance Sheet Risk or Concentration of Credit Risk (continued)

of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government. Investments in emerging markets are typically subject to these risks to a much greater degree than investments in developed countries. Additionally, emerging securities markets typically have substantially less volume than U.S. markets, are less liquid and their prices are often more volatile than those of comparable U.S. companies.

The Adviser uses total return swaps to gain long or short investment exposure in lieu of purchasing or selling an equity security directly. A swap is a contract under which two parties agree to make periodic payments to each other based on specified interest rates, an index or the value of some other instrument, applied to a stated, or “notional” amount. Swaps generally can be classified as interest rate swaps, currency swaps, commodity swaps or equity swaps which can also include contracts for difference, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease the Fund’s investment exposure to the particular interest rate, currency, commodity or equity involved. Securities associated with swaps are marked-to-market based on the Fund’s valuation procedures that are outlined in Section 2b of these notes. The change in the value of swaps, including the periodic amounts of interest to be paid or received on swaps, is reported as net change in unrealized gains or losses in the Statement of Operations. Net unrealized gains are reported as an asset and net unrealized losses are reported as a liability on the Statement of Assets, Liabilities and Members’ Capital. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. The net realized gain/(loss) on swap contracts is reflected on the Statement of Operations within these financial statements.

Swap agreements entered into by the Fund require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations (or rights) under a swap agreement generally will be equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

The Fund is subject to the market risk associated with changes in the value of the underlying investment or instrument, as well as exposure to credit risk associated with counterparty non-performance on swap contracts. The risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive, which may be different than the amounts recorded on the Statement of Assets, Liabilities and Members’ Capital. The Fund has formulated credit review policies to control credit risk by following an established credit approval process, requiring additional collateral where appropriate and using master netting agreements whenever possible.

The unrealized gain/(loss) amounts presented in the Schedule of Swap Contracts, rather than the notional amount, represents the approximate future cash to be received or paid, (i.e., the fair value) on each swap

Global Chartist Fund, LLC

Notes to Financial Statements

For the period January 13, 2012 (commencement of operations) through December 31, 2012 (continued)

8. Financial Instruments with Off-Balance Sheet Risk or Concentration of Credit Risk (continued)

contract, respectively. The net change in unrealized gain/(loss) from swap contracts is reflected on the Statement of Operations within these financial statements.

The total return swap agreements contain provisions that require the Fund to maintain a predetermined level of Members’ Capital and/or provide limits regarding decline in the Fund’s Members’ Capital over one month, three months and twelve month periods. If the Fund were to violate such provisions, the counterparty to the total return swap agreements could terminate the agreement and request immediate payment or demand increased collateral for the net obligation owed the counterparty. Throughout the year ended December 31, 2012, the Fund maintained the required level of Fund’s Members’ Capital.

As of December 31, 2012, the Fund posted $1,750,000 as collateral, related to its total return swaps. This amount is included in the cash and cash equivalents on the Statement of Assets, Liabilities and Members’ Capital within these financial statements and is restricted.

The Fund purchases put and call options on securities or derivatives instruments in order to gain exposure to or protect against changes in the markets. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as investment securities.

The Fund writes (sells) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. Option contracts serve as components of the Fund’s investment strategies and are utilized to structure investments to enhance the performance of the Fund. When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or index underlying the written option. Exercise of a written option by the counterparty could result in the Fund selling or buying a security at a price different from the current market value. The realized gain/(loss) on purchased and written options are reflected on the Statement of Operations within these financial statements. The net change in unrealized gain/(loss) on purchased options of ($485,121) is included in the net change in unrealized gain/(loss) from investment activities, foreign currency transactions, forward and future contracts on the Statement of Operations within these financial statements.

Global Chartist Fund, LLC

Notes to Financial Statements

For the period January 13, 2012 (commencement of operations) through December 31, 2012 (continued)

8. Financial Instruments with Off-Balance Sheet Risk or Concentration of Credit Risk (continued)

Transactions in options written during the year ended December 31, 2012, were as follows:

	Call Options		Put Options
	Number of Contracts	Premium	Number of Contracts	Premium
Options outstanding at January 13, 2012 (commencement of operations)	—	$—	—	$—
Options written	52,675	4,037,354	27,092	2,211,797
Options expired	(12,393)	(444,732)	(9,702)	(298,615)
Options exercised	(4,666)	(646,977)	(1,303)	(52,268)
Options closed	(35,616)	(2,945,645)	(16,087)	(1,860,914)
Options outstanding at December 31, 2012	—	$—	—	$—

The Fund also trades exotic options such as barrier options and binary options. Barrier options are contracts where the payoff depends on whether the underlying asset reaches a specified price during a certain time period. Binary options are contracts with all-or-nothing payoff, based on currency exchange rates at the time of expiration.

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The underlying asset to a futures contract may not be traditional commodities. The underlying asset for financial futures may be currencies, securities or financial instruments and intangible assets or referenced items such as stock indices and interest rates.

The purchase and sale of futures contracts requires margin deposits with a Futures Commission Merchant (“FCM”). Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded as unrealized gains or losses by the Fund. This process is known as marking to market. Thus on the delivery date, the amount exchanged is not the specified price on the contract but the spot value (since any gain or loss has already been previously settled by marking to market).

Futures contracts may reduce the Fund’s exposure to counterparty risk since futures contracts are exchange traded; and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures against default.

Global Chartist Fund, LLC

Notes to Financial Statements

For the period January 13, 2012 (commencement of operations) through December 31, 2012 (continued)

8. Financial Instruments with Off-Balance Sheet Risk or Concentration of Credit Risk (continued)

Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying assets. The Fund is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market.

The Commodity Exchange Act requires an FCM to segregate all customer transactions and assets from FCM’s proprietary activities. A customer’s cash and other equity deposited with an FCM are considered commingled with all other customer funds subject to the FCM’s segregation requirements. In the event of an FCM’s insolvency, recovery may be limited to the Fund’s pro rata share of segregated customer funds available. It is possible that the recovery amount could be less than the total cash and other equity deposited.

The Fund may enter into forward contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund enters into forward contracts for hedging purposes, as well as, non-hedging purposes. A forward is similar to a futures contract in that it specifies the exchange of goods for a specified price at a specified future date, usually 30, 60 or 90 days in the future. However, a forward contract is not traded on an exchange and is not subject to variation margin. Forward contracts are not standarized contracts traded on an exchange.

A forward contract is adjusted by the applicable forward rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gain (loss) until such time as the contract is settled at maturity.

Risks may arise upon entering forward contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

The Fund follows authoritative guidance on disclosures about derivative instruments and hedging activities. Authoritative guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. All accounting policies and disclosures have been made in accordance with authoritative guidance and are incorporated for the current period as part of the disclosures within this Note.

Global Chartist Fund, LLC

Notes to Financial Statements

For the period January 13, 2012 (commencement of operations) through December 31, 2012 (continued)

8. Financial Instruments with Off-Balance Sheet Risk or Concentration of Credit Risk (continued)

The Adviser believes the average notional shown in the table below is the most relevant measure of derivative activity and is indicative of the Fund’s volume of derivative activity during the year ended December 31, 2012.

Purchased options:
Average notional amount	$65,853,625
Caps and Floors:
Average notional amount	$2,043,750
Currency options:
Average notional amount	$9,143,750
Written options:
Average notional amount	$59,132,638
Total return swaps:
Average notional amount	$3,264,864
Forward contracts:
Average notional amount	$3,222,140
Futures:
Average notional amount	$26,443,354

The following table identifies the gross unrealized gain/(loss) on derivative instruments at December 31, 2012, and the location within the Statement of Assets, Liabilities and Members’ Capital.

Global Chartist Fund, LLC

Notes to Financial Statements

For the period January 13, 2012 (commencement of operations) through December 31, 2012 (continued)

8. Financial Instruments with Off-Balance Sheet Risk or Concentration of Credit Risk (continued)

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets, Liabilities and Members’ Capital Location	Fair Value	Statement of Assets, Liabilities and Members’ Capital Location	Fair Value
Caps and Floors	Investments in options, at fair value	$7,920		$—
Currency options	Investments in options, at fair value	131,959		—
Total return swaps	Net unrealized gain on total return swap contracts	46,319	Net unrealized gain on total return swap contracts	10,429
Forward contracts	Net unrealized depreciation on forward contracts	2,841	Net unrealized depreciation on forward contracts	36,032
Futures contracts	Futures margin receivable	187,876	Futures margin receivable	47,374
Total		$376,915		$93,835

The following table identifies the gross and net realized gain/(loss) on derivative instruments. The total net realized gain/(loss) for all derivatives is included in the net realized loss from investment activities, foreign currency transactions, forward, futures and swap contracts within the Statement of Operations as of December 31, 2012. The purchased, currency and written options, futures contracts, forward contracts and swap contracts are disclosed separately in the Statement of Operations.

	Gross Realized Gain	Gross Realized Loss	Net Realized Gain/(Loss)
Purchased Options	$56,377	$631,122	$(574,745)
Caps and Floors	—	—	—
Currency options	—	210,500	(210,500)
Written options	2,208,175	1,485,486	722,689
Total return swaps	1,350,681	1,706,640	(355,959)
Forward contracts	351,957	429,701	(77,744)
Futures contracts	3,240,798	2,712,748	528,050
Total	$7,207,988	$7,176,197	$31,791

Global Chartist Fund, LLC

Notes to Financial Statements

For the period January 13, 2012 (commencement of operations) through December 31, 2012 (continued)

9. Financial Highlights

The following represents the ratios to average Members’ Capital and other supplemental information for the period indicated:

	For the Period January 13, 2012 (commencement of operations) through December 31, 2012
Members’ Capital, end of period (000s)	$30,179
Ratio of net investment loss to average Members’ Capital**	(5.31	%)***
Ratio of total operating expenses to average Members’ Capital**	7.99	%***
Ratio of reimbursement by Adviser to average Members’ Capital**	(0.66	%)***
Ratio of net operating expenses to average Members’ Capital**	7.34	%***
Ratio of incentive allocation to average Members’ Capital	—
Portfolio turnover	720%
Total return – gross*	(11.66%)
Total return – net*	(11.66%)
Ratio of average borrowings to average Members’ Capital	9.01	%***

*	Total return assumes a purchase of an interest in the Fund on the first day and a sale of the interest on the last day of the period noted, gross/net of incentive allocation to the Special Advisory Member, if any. The figures do not include any applicable sales charges imposed by the placement agent.

**	Ratios do not reflect the effects of incentive allocation to the Special Advisory Member, if any.

***	Annualized

An individual Member’s ratios and returns may vary from the above based on the timing of capital transactions.

10. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements except as disclosed below.

The Fund received initial and additional contributions from Members of $19,900.

Global Chartist Fund, LLC

Supplemental Information (Unaudited)

I. Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling Oppenheimer Asset Management Inc. collect at 212-667-4225 and at the Securities and Exchange Commission’s (“SEC”’s) website at http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the period from January 13, 2012 (commencement of operations) through June 30, 2012 is available, without charge, upon request, by calling Oppenheimer Asset Management Inc. collect at 212-667-4225 and at the SEC’s website at http://www.sec.gov.

II. Portfolio Holdings

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Global Chartist Fund, LLC

Company Management (Unaudited)

Information pertaining to the Managers is set forth below. Additional Information about the Company is available without charge, upon request, by calling Oppenheimer Asset Management Inc. collect at (212) 667-4225.

Independent Managers

Name, Age, Address(1) and Position(s) with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years Other Directorships Held by Managers	Number of Other Portfolios in Fund Complex Overseen by Managers

Kenneth D. Baronoff, 50 Manager	Indefinite; Since December 2011	Managing Director of Peter J. Solomon Company (investment banking advisory firm) from 1999 – present.	0

Evan B. Behrens, 43 Manager	Indefinite; Since December 2011	Senior Vice President of Seacon Holdings, Inc. (diversified commercial transportation and marine services holding company) from 2008 – present; Partner of Level Global Investors, L.P. (investment advisory firm) prior to that.	0

Global Chartist Fund, LLC

Company Management (Unaudited) (continued)

Independent Managers (continued)

Name, Age, Address(1) and Position(s) with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years Other Directorships Held by Managers	Number of Other Portfolios in Fund Complex Overseen by Managers

Steven L. Cohen, 68 Manager	Indefinite; Since December 2011	Attorney for Law Offices of Steven L. Cohen from 2005 – present; Vice President, General Counsel and Corporate Secretary for Philbro Animal Health Corporation (animal health and nutrition products manufacturer) prior to that.	0

Todd T. Milbourn, 43 Manager	Indefinite; Since December 2011	Professor at John M. Olin School of Business, Washington University in St. Louis, Missouri from 2000 – present.	0

Global Chartist Fund, LLC

Company Management (Unaudited) (continued)

Independent Managers (continued)

Name, Age, Address(1) and Position(s) with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years Other Directorships Held by Managers	Number of Other Portfolios in Fund Complex Overseen by Managers

Interested Manager

Bryan McKigney,* 54 President, CEO, and Manager	Indefinite; Manager since December 1, 2011	Mr. McKigney is a Managing Director and the Chief Administrative Officer of Oppenheimer Asset Management Inc. He has been in the financial services industry since 1981 and has held various management positions at Canadian Imperial Bank of Commerce (1993 – 2003) and Chase Manhattan Bank N.A. (1981 – 1993). He serves as Manager of Advantage Advisers Whistler Fund, L.L.C., and Advantage Advisers Xanthus Fund, L.L.C., which are affiliates of the Fund.	2

Global Chartist Fund, LLC

Company Management (Unaudited) (continued)

Company Officers

In accordance with the Limited Liability Company Agreement, the Board has selected the following persons to serve as officers of the Company:

Name, Age, Address(1) and Position(s) with the Company(2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Vineet Bhalla, 52 Chief Financial Officer	One year; Since December 2011	Mr. Bhalla has been a Senior Director at Oppenheimer Asset Management since May 2005. From July 2002 to May 2005, he was an Assistant Vice President at Zurich Capital Markets Inc., a Director of the Client Service Group at GlobeOp Financial Services, and a Senior Consultant at Capital Markets Company. Prior to that, he was a Vice President at Blackrock Financial Management since June 1999. Mr. Bhalla is a Certified Public Accountant. He graduated with an MBA from Saint Mary’s University, Halifax, Canada in 1986.

Stephen C. Beach, 59 Chief Compliance Officer	One year; Since December 2011	Since February 2005, Mr. Beach has been the Chief Compliance Officer for Oppenheimer Asset Management. Prior to that, he had his own law firm with a focus on mutual funds, investment advisers and general securities law, beginning in 2001. Mr. Beach obtained an L.L.M. in Taxation at Temple University School of Law during the period 1999 – 2001.

Deborah Kaback, 61 Chief Legal Officer	One year; Since December 2011	Ms. Kaback has been a Managing Director at Oppenheimer Asset Management since June 2003. She was Executive Director of CIBC World Markets Corp. from July 2001 through June 2003. Prior to that, she was Vice-President and Senior Counsel of Oppenheimer Funds, Inc. from November 1999 through July 2001. Prior to that, she was Senior Vice President and Deputy General Counsel at Oppenheimer Capital from April 1989 through November 1999.

(1)	The address of each independent manager and officer is c/o Oppenheimer Asset Management, 85 Broad Street, New York, New York 10004.
(2)	Officers are not compensated by the Fund.

Global Chartist Fund, LLC

Company Management (Unaudited) (concluded)

Company Officers (continued)

Name, Age, Address(1) and Position(s) with the Company(2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Bryan McKigney, 54 President, CEO, and Manager	One year; since December 2011	Mr. McKigney is a Managing Director and the Chief Administrative Officer of Oppenheimer Asset Management Inc. He has been in the financial services industry since 1981 and has held various management positions at Canadian Imperial Bank of Commerce (1993 – 2003) and Chase Manhattan Bank N.A. (1981 – 1993). He serves as Manager of Advantage Advisers Whistler Fund, L.L.C., and Advantage Advisers Xanthus Fund, L.L.C. which are affiliates.

*	“Interested Person” of the Company as defined in the Act. Mr. McKigney is an interested person due to his position as President and Chief Executive Officer of the Company and as a Managing Director and the Chief Administrative Officer of Oppenheimer Asset Management Inc., which is a corporate parent of the managing member of the Adviser.
(1)	The address of each independent manager and officer is c/o Oppenheimer Asset Management, 85 Broad Street, New York, New York 10004.
(2)	Officers are not compensated by the Company.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on it’s audit committee, Mr. Todd Milbourn, and that Mr. Milbourn is “independent.” Mr. Milbourn was elected as a non-interested Director of the registrant and as Chairman of the Audit Committee at a meeting of the board of directors held on November 15, 2012.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year is $65,000 for 2012. The Registrant was not operational in 2011.

Audit-Related Fees

(b)	The aggregate fees billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item is $4,800 for 2012. The Registrant was not operational in 2011. Audit related fees principally include fees associated with reviewing and providing comments on semi-annual statements.

Tax Fees

(c)	The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning is $3,753 for 2012. The Registrant was not operational in 2011. Tax fees includes fees for tax compliance services and assisting management in the preparation of tax estimates.

All Other Fees

(d)	The aggregate fees billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item is $0 for 2012. The Registrant was not operational in 2011.

(e)	(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant’s Audit Committee Charter provides that the Audit Committee shall pre-approve, to the extent required by applicable law, all audit and non–audit services that the registrant’s independent auditors provide to the registrant and (ii) all non-audit services that the registrant’s independent auditors provide to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee.

(e)	(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	Not Applicable

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last fiscal year of the registrant was $0 for 2012. The Registrant was not operational in 2011.

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Advantage Advisers Management, L.L.C.

Advantage Advisers Multi-Manager, L.L.C.

Advantage Advisers Private Equity Management, L.L.C.

Oppenheimer Catalyst Management, L.P.

Oppenheimer Alternative Investment Management, L.L.C.

Proxy Voting Policies and Procedures

2

INTRODUCTION

3

4

INTRODUCTION

Rule 206(4)-6 (the “Rule”) adopted under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) requires all registered investment advisers that exercise voting discretion over securities held in client portfolios to adopt proxy voting policies and procedures.

Advantage Advisers Management, L.L.C., Advantage Advisers Multi-Manager, L.L.C., Advantage Advisers Private Equity Management, L.L.C., Oppenheimer Catalyst Management, L.P. Oppenheimer Alternative Investment Management, L.L.C., (collectively, the “Advisers”) are registered investment advisers under the Advisers Act and are therefore required to adopt proxy voting policies and procedures pursuant to the Rule.

The Advisers act as investment advisers, managers or general partners to registered and unregistered investment companies and managed accounts (collectively, the “Accounts”). When an Adviser has investment discretion over an Account’s investment portfolio, then the Adviser votes proxies for the Account pursuant to the policies and procedures set forth herein.

Investment discretion for a number of the Advisers’ Accounts is exercised by portfolio managers that are either non-managing members of limited partners of an Adviser, or act as portfolio managers or subadvisers pursuant to agreements with the Advisers and/or the Accounts (collectively, the “Portfolio Managers”). In all cases where Portfolio Managers exercise investment discretion over the Accounts, the Portfolio Managers vote proxies for the Accounts in accordance with the policies and procedures of the investment advisory firms with which the Portfolio Managers are affiliated.

Appendix A hereto sets forth the Accounts for which each Adviser is responsible, whether the Advisers’ proxy policies or the proxy policies of the Portfolio Managers are applicable to the Account.

5

Voting on Director Nominees
in Uncontested Elections

These proposals seek shareholder votes for persons who have been nominated by a corporation’s board of directors to stand for election to serve as members of that board. No candidates are opposing these board nominees.

In each analysis of an uncontested election of directors you should review:

a) Company performance

b) Composition of the board and key board committees

c) Attendance at board meetings

d) Corporate governance provisions and takeover activity

We may also consider:

a) Board decisions concerning executive compensation

b) Number of other board seats held by the nominee

c) Interlocking directorships

Vote Recommendation
It is our policy to vote IN FAVOR of the candidates proposed by the board.

We will look carefully at each candidate’s background contained in the proxy statement. In the absence of unusual circumstances suggesting a nominee is clearly not qualified to serve as a member of the board, we will vote with management.

6

Chairman and CEO are the same person

Shareholders may propose that different persons hold the positions of the chairman and the CEO.

We would evaluate these proposals on a case by case basis depending on the size of the company and performance of management.

7

Independence of Directors

Shareholders may request that the board be comprised of a majority of independent directors and that audit, compensation and nominating committees of the Board consists exclusively of independent directors. We believe that independent directors are important to corporate governance.

Vote Recommendation
It is our policy to vote FOR proposals requesting that a majority of the Board be independent and that the audit, compensation and nominating committees of the board include only independent directors.
8

Stock Ownership Requirements

Shareholders may propose that directors be required to own a minimum amount of company stock or that directors should be paid in company stock, not cash. This proposal is based on the view that directors will align themselves with the interest of shareholders if they are shareholders themselves. We believe that directors are required to exercise their fiduciary duty to the company and its shareholders whether or not they own shares in the company and should be allowed to invest in company stock based on their own personal considerations.

Vote Recommendation
Shareholders Proposals)
Vote AGAINST proposals that require director stock ownership
9

Charitable Contributions

Charitable contributions by companies are generally useful for assisting worthwhile causes and for creating goodwill between the company and its community. Moreover, there may be certain long-term financial benefits to companies from certain charitable contributions generated from, for example, movies spent helping educational efforts in the firm’s primary employment areas. Shareholders should not decide what the most worthwhile charities are.

Vote Recommendation
(Shareholders Proposals)
Vote AGAINST proposals regarding charitable contribution.

Shareholders have differing and equally sincere views as to which charities the company should contribute to, and the amount it should contribute. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interest of the company.

10

Director and Officer Indemnification
and Liability Protection

These proposals typically provide for protection (or additional protection) which is to be afforded to the directors of a corporation in the form of indemnification by the corporation, insurance coverage or limitations upon their liability in connection with their responsibilities as directors.

When a corporation indemnifies its directors and officers, it means the corporation promises to reimburse them for certain legal expenses, damages, and judgments incurred as a result of lawsuits relating to their corporate actions. The corporation becomes the insurer for its officers and directors.

11

Vote Recommendation
Vote AGAINST proposals that eliminate entirely director and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: a) the director was found to have acted in good faith, and b) only if the director’s legal expenses would be covered.

The following factors should be considered:

1.	The present environment in which directors operate provides substantial risk of claims or suits against them in their individual capacities arising out of the discharge of their duties.

2.	Attracting and retaining the most qualified directors enhances shareholder value.
12

Size of the Board

Typically there are three reasons for changing the size of the board. The first reason may be to permit inclusion into the board of additional individuals who, by virtue of their ability and experience, would benefit the corporation. The second reason may be to reduce the size of the board due to expiration of terms, resignation of sitting directors or, thirdly, to accommodate the corporation’s changing needs.

Vote Recommendation
Vote FOR the board’s recommendation to increase or decrease the size of the board.

The following factors should be considered:

1.	These proposals may aim at reducing or increasing the influence of certain groups of individuals.

2.	This is an issue with which the board of directors is uniquely qualified to deal, since they have the most experience in sitting on a board and are up-to-date on the specific needs of the corporation.
13

Voting on Director Nominees in Contested Elections

Votes in contested elections of directors are evaluated on a CASE-BY-CASE basis.

The following factors are considered:

1.	management’s track record
2.	background to the proxy contest
3.	qualifications of director nominees
14

Term of Office

This is a shareholder’s proposal to limit the tenure of outside directors. This requirement may not be an appropriate one. It is an artificial imposition on the board, and may have the result of removing knowledgeable directors from the board.

Vote recommendation
Vote AGAINST shareholder proposals to limit the tenure of outside directors.

The following factors should be considered:

1.	An experienced director should not be disqualified because he or she has served a certain number of years.

2.	The nominating committee is in the best position to judge the directors’ terms in office due to their understanding of a corporation’s needs and a director’s abilities and experience.

3.	If shareholders are not satisfied with the job a director is doing, they can vote him/her off the board when the term is up.
15

Compensation Disclosure

These proposals seek shareholder approval of a request that the board of directors disclose the amount of compensation paid to officers and employees, in addition to the disclosure of such information in the proxy statement as required by the SEC regulations.

Vote Recommendation
(Shareholders Policy)
Vote AGAINST these proposals that require disclosure, unless we have reason to believe that mandated disclosures are insufficient to give an accurate and meaningful account of senior management compensation.

The following factors should be considered:

1.	Federal securities laws require disclosure in corporate proxy statements of the compensation paid to corporate directors and officers.

2.	Employees other than executive officers and directors are typically not in policy-making roles where they have the ability to determine, in a significant way, the amount of their own compensation.

3.	The disclosure of compensation of lower-level officers and employees infringes upon their privacy and might create morale problems.
16

CHAPTER 2

AUDITORS

17

Ratifying Auditors

Shareholders must make certain that auditors are responsibly examining the financial statements of a company, that their reports adequately express any legitimate financial concerns, and that the auditor is independent of the company it is serving.

Vote Recommendation
Vote FOR proposal to ratify auditors.

The following factors should be considered:

1.	Although lawsuits are sometimes filed against accounting firms, including those nationally recognized, these firms typically complete their assignments in a lawful and professional manner.

2.	Sometimes it may be appropriate for a corporation to change accounting firms, but the board of directors is in the best position to judge the advantages of any such change and any disagreements with former auditors must be fully disclosed to shareholders.

3.	If there is a reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position, then in this case vote AGAINST ratification.
18

CHAPTER 3

TENDER OFFER DEFENSES

19

Poison Pills

Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: a) dilute the acquirer’s equity in the target company, b) dilute the acquirer’s voting interests in the target company, or c) dilute the acquirer’s equity holdings in the post-merger company. Generally, poison pills accomplish these tasks by issuing rights or warrants to shareholders that are essentially worthless unless triggered by a hostile acquisition attempt.

A poison pill should contain a redemption clause that would allow the board to redeem it even after a potential acquirer has surpassed the ownership threshold. Poison pills may be adopted by the board without shareholder approval. But shareholders must have the opportunity to ratify or reject them at least every two years.

Vote Recommendation
Vote FOR shareholder proposals asking that a company submit its poison pill for shareholder ratification.

Vote on a CASE-BY-CASE basis regarding shareholder proposals to redeem a company’s poison pill.

Vote on a CASE-BY-CASE basis regarding management proposals to ratify a poison pill.
20

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market, the practice discriminates against all other shareholders.

Greenmail payments usually expose the company to negative press and may result in lawsuits by shareholders. When a company’s name is associated with such a practice, company customers may think twice about future purchases made at the expense of the shareholders.

Vote Recommendation
Vote FOR proposals to adopt anti Greenmail or bylaw amendments or otherwise restrict a company’s ability to make Greenmail payments

Vote on a CASE-BY-CASE basis regarding anti-Greenmail proposals when they are bundled with other charter or bylaw amendments.

The following factors should be considered:

1.	While studies by the SEC and others show that Greenmail devalues the company’s stock price, an argument can be made that a payment can enable the company to pursue plans that may provide long-term gains to the shareholders.
21

Supermajority Vote

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. These proposals seek shareholder approval to exceed the normal level of shareholder participation and approval from a simple majority of the outstanding shares to a much higher percentage.

Vote Recommendations
Vote AGAINST management proposals to require a Supermajority shareholder vote to approve mergers and other significant business combinations.

Vote FOR shareholder proposals to lower Supermajority vote requirements for mergers and other significant business combinations.

The following factors should be considered:

1.	Supermajority requirements ensure broad agreement on issues that may have a significant impact on the future of the company.

2.	Supermajority vote may make action all but impossible.

3.	Supermajority requirements are counter to the principle of majority rule.
22

CHAPTER 4

MERGERS
AND
CORPORATE
RESTRUCTURING

23

Changing Corporate Name

This proposal seeks shareholder approval to change the corporation’s name. It is probably better to vote for the proposed name change before management goes back to the drawing board and spends another small fortune attempting again to change the name.

Vote Recommendation
Vote FOR changing the corporate name.

The following factors should be considered:

1.	A name of a corporation symbolizes its substance.

2.	There are many reasons a corporation may have for changing its name, including an intention to change the direction of the business or to have a contemporary corporate image.

3.	The board of directors is well-positioned to determine the best name for the corporation because, among other reasons, it usually seeks professional advice on such matters.
24

Reincorporation

These proposals seek shareholder approval to change the state in which a company is incorporated. Sometimes this is done to accommodate the company’s most active operations or headquarters. More often, however, the companies want to reincorporate in a state with more stringent anti-takeover provisions. Delaware’s state laws, for instance, including liability and anti-takeover provisions, are more favorable to corporations.

Vote recommendation
Vote on a CASE-BY-CASE basis, carefully reviewing the new state’s laws and any significant changes the company makes in its charter and by-laws.

The following factors should be considered:

1.	The board is in the best position to determine the company’s need to incorporate.

2.	Reincorporation may have considerable implications for shareholders, affecting a company’s takeover defenses, its corporate structure or governance features.

3.	Reincorporation in a state with stronger anti-takeover laws may harm shareholder value.
25

CHAPTER 5

PROXY
CONTEST
DEFENSES

26

Board Structure: Staggered vs. Annual Elections

A company that has classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class’s reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year and the entire board stands for election each year.

Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. Because only a minority of the directors are elected each year, it will be more difficult to win control of the board in a single election.

Vote Recommendations
Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

The following factors should be considered:

1.	The annual election of directors provides an extra check on management’s performance. A director who is doing a good job should not fear an annual review of his/her directorship.
27

Cumulative Voting

Most companies provide that shareholders are entitled to cast one vote for each share owned, the so-called “one share, one vote” standard. This proposal seeks to allow each shareholder to cast votes in the election of directors proportionate to the number of directors times the number of shares owned by each shareholder for one nominee.

Vote Recommendation
Vote AGAINST proposals that permit cumulative voting.

The following factors should be considered:

1.	Cumulative voting would allow a minority owner to create an impact disproportionate to his/her holdings.

2.	Cumulative voting can be used to elect a director who would represent special interests and not those of the corporation and its shareholders.

3.	Cumulative voting can allow a minority to have representation.

4.	Cumulative Voting can lead to a conflict within the board which could interfere with its ability to serve the shareholders’ best interests.
28

Shareholders’ Ability to Call Special Meeting

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings.

Vote Recommendation

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
29

Shareholders’ Ability to Alter Size of the Board

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense.

Shareholders should support management proposals to fix the size of the board at a specific number of directors, preventing management from increasing the size of the board without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board.

Vote Recommendations
Vote FOR proposal which seek to fix the size of the board.

Vote AGAINST proposals which give management the ability to alter the size of the board without shareholder approval.
30

CHAPTER 6

MISCELLANEOUS
CORPORATE
GOVERNANCE
PROVISIONS

31

Confidential Voting

Confidential voting, also known as voting by secret ballot, is one of the key structural issues in the proxy system. All proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential.

Vote Recommendations

Vote FOR shareholder proposals requesting that corporations adopt confidential voting.

Vote FOR management proposals to adopt confidential voting.

The following factors should be considered:

1.	Some shareholders elect to have the board not know how they voted on certain issues.

2.	Should the board be aware of how a shareholder voted, the board could attempt to influence the shareholder to change his/her vote, giving itself an advantage over those that do not have access to this information.

3.	Confidential voting is an important element of corporate democracy which should be available to the shareholder.
32

Shareholder Advisory Committees

These proposals request that the corporation establish a shareholder advisory committee to review the board’s performance. In some instances, it would have a budget funded by the corporation and would be composed of salaried committee members with authority to hire outside experts and to include reports in the annual proxy statement.

Vote Recommendation

Vote AGAINST proposals to establish a shareholder advisory committee.

The following factors should be considered:

1.	Directors already have fiduciary responsibility to represent shareholders and are accountable to them by law, thus rendering shareholder advisory committees unnecessary.

2.	Adding another layer to the current corporate governance system would be expensive and unproductive.
33

Foreign Corporate Matters

These proposals are usually submitted by companies incorporated outside of the United States seeking shareholder approval for actions which are considered ordinary business and do not require shareholder approval in the United States (i.e., declaration of dividends, approval of financial statements, etc.).

Vote Recommendation

Vote FOR proposals that concern foreign companies incorporated outside of the United States.

The following factors should be considered:

1.	The laws and regulations of various countries differ widely as to those issues on which shareholder approval is needed, usually requiring consent for actions which are considered routine in the United States.

2.	The board of directors is well-positioned to determine whether or not these types of actions are in the best interest of the corporation’s shareholders.
34

Government Service List

This proposal requests that the board of directors prepare a list of employees or consultants to the company who have been employed by the government within a specified period of time and the substance of their involvement.

Solicitation of customers and negotiation of contractual or other business relationships is traditionally the responsibility of management. Compilation of such a list does not seem to serve a useful purpose, primarily because existing laws and regulations serve as a checklist on conflicts of interest.

Vote Recommendation

Vote AGAINST these proposals which a request a list of employees having been employed by the government.

The following factors should be considered:

1.	For certain companies, employing individuals familiar with the regulatory agencies and procedures is essential and, therefore, is in the best interests of the shareholders.

2.	Existing laws and regulations require enough disclosure and serve as a check on conflicts of interest.

3.	Additional disclosure would be an unreasonable invasion of such individual’s privacy.
35

CHAPTER 7

SOCIAL
AND
ENVIRONMENTAL
ISSUES

36

Energy and Environmental Issues
(CERES Principles)

CERES proposals ask management to sign or report on process toward compliance with ten principles committing the company to environmental stewardship. Principle 10 directs companies to fill out the CERES report. This report requires companies to disclose information about environmental policies, toxic emissions, hazardous waste management, workplace safety, energy use, and environmental audits.

Vote Recommendation

Vote AGAINST proposals requesting that companies sign the CERES Principles.

The following factors should be considered:

1.	We do not believe a concrete business case is made for this proposal. In our opinion, the company will be best served by continuing to carry on its business as it did before the proposal was made.
37

Northern Ireland
(MacBride Principles)

It is well documented that Northern Ireland’s Catholic community faces much higher unemployment figures than the Protestant community. Most proposals ask companies to endorse or report on progress with respect to the MacBride Principles.

In evaluating a proposal to adopt the MacBride Principles, you must decide if the principles will cause the company to divest, and worsen unemployment problems.

Vote Recommendation

REFRAIN from voting on proposals that request companies to adopt the MacBride Principles.

The following factors should be considered:

1.	We believe that human and political rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

2.	We do not believe a concrete business case has been made for this proposal. We will refrain from making social or political statements by voting for these proposals. We will only vote on proposals that maximize the value of the issuers’ status without regard to (i.e., we will not pass judgment upon) the non-economic considerations.
38

Maquiladora Standards and
International Operations and Policies

Proposals in this area generally request companies to report on or to adopt certain principles regarding their operations in foreign countries.

The Maquiladora Standards are a set of guidelines that outline how U.S. companies should conduct operations in Maquiladora facilities just across the U.S.-Mexican border. These standards cover such topics as community development, environmental policies, health and safety policies, and fair employment practices.

Vote Recommendation

ABSTAIN from providing a vote recommendation on proposals regarding the Maquiladora Standards and international operating policies.

The following factors should be considered:

1.	We believe that human rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

2.	We do not believe that a concrete business case has been made for these proposals. We will refrain from making social statements by voting for these proposals. We will not only vote on proposals that maximize the value of the issuers’ securities without regard to (i.e., we will not pass judgment upon) the non-economic considerations.
39

Equal Employment Opportunity
And Discrimination

In regards to equal employment and discrimination, companies without comprehensive EEO programs will find it hard to recruit qualified employees and find them at a long-term competitive disadvantage. Companies who are not carefully watching their human resource practices could also face lawsuits.

Vote Recommendation

REFRAIN from voting on any proposals regarding equal employment opportunities and discrimination.

The following factors should be considered:

1.	We feel that the hiring and promotion of employees should be free from prohibited discriminatory practices. We also feel that many of these issues are already subject to significant state and federal regulations.
40

Animal Rights

A Corporation is requested to issue a report on its progress towards reducing reliance on animal tests for consumer product safety.

Vote Recommendation

REFRAIN from making vote recommendations on proposals regarding animal rights.

The following factors should be considered:

1.	Needless cruelty to animals should never be tolerated. However, the testing of products on animals may be very important to the health and safety of consumers.

2.	We also feel that this issue is already subject to significant state and federal regulation.
41

CHAPTER 8

CAPITAL
STRUCTURE

42

Common Stock Authorization

The ability to increase the number of authorized shares could accommodate the sale of equity, stock splits, dividends, compensation-based plans, etc. The board can usually be trusted to use additional shares for capital-raising and other transactions that are in the corporation’s best interests.

However, excessive escalation in the number of authorized shares may allow the board to radically change the corporation’s direction without shareholder approval. Be careful to view that the increased number of shares will not enable the company to activate a poison pill.

Vote Recommendation

Vote Case-By-Case on proposals increase the number of shares of common stock authorized for issue.

Vote AGAINST proposed common share authorization that increase existing authorization by more then 100 percent unless a clear need for the excess shares is presented by the company.

The following factors should be considered:

1.	Is this company going to make frequent business acquisitions over a period of time?

2.	Is the company expanding its operations?

3.	Within the company, are there any debt structuring or prepackaged bankruptcy plans?
43

Blank Check Preferred Stock

The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion, with voting, conversion, distribution and other rights to be determined by the board at the time of the issue.

Blank check preferred stock can provide corporations with the flexibility to meet changing financial conditions. However, once the blank check preferred stock has been authorized, the shareholders have no further power over how or when it will be allocated.

Vote Recommendation

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights.

The following factors should be considered:

1.	Blank check preferred stock can be used as the vehicle for a poison pill defense against hostile suitors, or it may be placed in friendly hands to help block a takeover bid.
44

Preemptive Rights

These proposals request that the corporation provide existing shareholders with an opportunity to acquire additional shares in proportion to their existing holdings whenever new shares are issued. In companies with a large shareholder base and ease in which shareholders could preserve their relative interest through purchases of shares on the open market, the cost of implementing preemptive rights does not seem justifiable in relation to the benefits.

Vote Recommendation

Vote AGAINST proposals seeking preemptive rights.

The following factors should be considered:

1.	The existence of preemptive rights can considerably slow down the process of issuing new shares due to the logistics involved in protecting such rights.

2.	Preemptive rights are not necessary for the shareholder in today’s corporations, whose stock is held by a wide range of owners and is, in most cases, highly liquid.
45

Stock Distributions: Splits and Dividends

Stock Splits

The corporation requests authorization for a stock split.

Vote recommendation

Vote FOR management proposal to authorize stock splits unless the split will result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.
46

Reverse Stock Splits

Vote Recommendation

Vote FOR management proposal to authorize reverse stock split unless the reverse stock split results in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.
47

Adjustments to Par Value of Common Stock

The purpose of par value stock is to establish the maximum responsibility of stockholder in the event that a corporation becomes insolvent. It represents the maximum amount that a shareholder must pay the corporation if the stock is to be fully paid when issued.

The corporation requests permission to reduce the par value of its stock. In most cases, adjusting par value is a routine financing decision and should be supported.

Vote Recommendation

Vote FOR management proposals to reduce the par value of common stock.

The following factors should be considered:

1.	State laws sometimes prohibit issuance of new stock priced below that of the outstanding shares.

2.	A corporation may be unable to raise capital if the par value is overstated.

48

Debt Restructurings

The corporation may propose to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Vote Recommendation

It is our policy to vote CASE-BY-CASE on debt restructuring

The following factors should be considered:

1.	Dilution - How much will ownership interest of existing shareholders be reduced and how extreme will dilution to future earnings be?

2.	Change in Control - Will the transaction result in a change of control of the company?

3.	Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?
49

CHAPTER 9

EXECUTIVE
AND
DIRECTOR
COMPENSATION

50

Director Compensation

Directors represent shareholders and are responsible for protecting shareholder interests. Companies state in the proxy material that they pay directors well in order to attract the most qualified candidates. All compensation packages for any executive, director or employee should include a pay-for-performance component.

Vote Recommendation

Vote on a CASE-BY-CASE basis for director compensation.

The following factors should be considered:

1.	As directors take an increasingly active role in corporate decision-making and governance, their compensation is becoming more performance-based.
51

Shareholder Proposal to Limit Executive and Director Pay

Shareholder compensation proposals that set limits or reduce executive compensation should be closely scrutinized. Many of these proposals may be flawed in their emphasis on an absolute dollar figure in compensation.

Vote Recommendation

Vote on a CASE-BY-CASE basis

The following factors should be considered:

1.	Executive compensation is established by a committee that consists of independent directors who have fiduciary responsibility to act in the best interest of the shareholders and who are best placed to make compensation decisions.
52

Employee Stock Ownership Plans (ESOPs)

These proposals ask for stockholder endorsement of compensation plans for key employees which involve the issuance of company shares by granting of stock options, SARs, restricted stock, etc. These plans help attract and retain best-qualified corporate personnel and tie their interests more closely to those of the shareholders.

Vote Recommendation

Vote FOR proposals to adopt share-based compensation plans when the following items are involved:

1.	The exercise price for stock options is less than 85% of fair market value on the date of the grant.

2.	It is an omnibus stock plan which gives directors broad discretion in deciding how much and what kind of stock to award, when and to whom.

3.	The shares for issue exceed 8% of the company’s outstanding shares; or, in the case of the evergreen plans, the amount of increase exceeds 1.5% of the total number of shares outstanding.

Vote AGAINST proposals adopting share based compensation plans when the following items are involved:

1.	Re-load options (new options issued for any exercised).

2.	The plan would allow for management to pyramid their holdings by using stock to purchase more stock, without having to lay out cash. Vote YES if this is for directors.
53

Options Expensing

Shareholder proposal to expense options.

Vote Recommendation

It is our policy to vote FOR proposals to expense options
54

Golden Parachutes

Golden parachutes are designed to protect the employees of a corporation in the event of a change in control. The change in control agreement will specify the exact payments to be made under the golden parachutes. The calculation for payout is usually based on some multiple of an employee’s annual or monthly compensation. Golden parachutes are generally given to employees whose annual compensation exceeds $112,000.

Recent experience has shown a willingness of many managements to treat severance agreements as equal to equity investments and to reward themselves as if substantial amounts of equity were at risk.

Vote Recommendation

Vote FOR proposals which seek to limit additional compensation payments.

Vote FOR shareholder proposals to have golden parachutes submitted for shareholder ratification.

 The following factors should be considered:

1.	The stability of management may be affected by an attempted acquisition of the corporation.

2.	There is a tendency on the part of an entrenched management to overstate the value of their continuing control of and influence on the day-to-day functions of a corporation.
55

Proposal to Ban Golden Parachutes

Based on the foregoing information:

Vote Recommendation

We are FOR this proposal, which essentially bans golden parachutes, because we feel management’s compensation should be solely based on real-time contributions to the corporation while they are serving it. Deferred current compensation is viewed differently than future, contingent compensation for current services.
56

Outside Directors’ Retirement Compensation

We believe that directors should only be compensated while serving the company.

Vote Recommendations

Vote AGAINST proposals establishing outside directors’ retirement compensation.
Vote FOR proposals that revoke outside directors’ retirement compensation.
57

CHAPTER 10

STATE
OF
INCORPORATION

58

Control Share Acquisition Statutes

These proposals suggest that the board of directors solicit shareholder approval before committing acquisitions or divestiture of a business exceeding stipulated threshold levels. Such statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds.

Vote Recommendation

Vote AGAINST proposals which request the board to seek shareholder approval before committing to an acquisition.

The following factors should be considered:

1.	These proposals deprive the board of directors of its ability to act quickly in propitious circumstances.

2.	Conforming to these requirements can be expensive.

3.	The board of directors is uniquely qualified and positioned to be able to make these decisions without prior shareholder approval.

4.	The threshold levels usually imposed by these proposals are much more stringent than required by law.
59

Opt-Out of State Takeover Statutes

These proposals seek shareholder approval to opt-out (not be governed by) certain provisions of the anti-takeover laws of various states. Delaware law, for instance, dictates that a bidder has to acquire at least 85% of a company’s stock before exercising control, unless he or she has board approval. This means that a company may thwart an otherwise successful bidder by securing 15% of its stock in friendly hands.

Vote recommendation

Vote on a CASE-BY-CASE basis for these proposals.

The following factors should be considered:

1.	It is the directors’ responsibility to act on behalf of the shareholders in opposing coercive takeover attempts.

2.	Creating deterrents to corporate takeovers may allow for entrenchment of inefficient management.

3.	These statutes strengthen the board’s ability to deal with potential buyers on fair and reasonable terms.

4.	Shareholders should have the final say on whether the company should be merged or acquired.
60

Corporate Restructuring, Spin-Offs Asset Sales, Liquidations

Votes on corporate restructuring, spin-offs, asset sales and liquidations are evaluated on a case by case basis.

61

CHAPTER 11

CONFLICTS

OF

INTEREST

62

Conflicts

From time to time, proxy voting proposals may raise conflicts between the interests of the Advisers’ clients and the interests of the Advisers, their affiliates and their employees. Conflicts of interest may arise when:

1.	Proxy votes regarding non-routine matters are solicited by an issuer that may have a separate account relationship with an affiliate of an Adviser or an investment banking relationship with Oppenheimer & Co. Inc., an affiliate of the Advisers.

2.	A proponent of a proxy proposal has a business relationship with an Adviser or one of its affiliates or an Adviser or one of its affiliates has a business relationship with participants in proxy contests, corporate directors or director candidates.

3.	An employee of an Adviser has a personal interest in the outcome of a particular matter before shareholders.

If an Adviser receives a proxy that to the knowledge of the Proxy Manager raises a conflict of interest, the Proxy Manager shall advise the Governance Committee which shall determine whether the conflict is “material” to any specific proposal involved in the proxy. The Governance Committee will determine whether the proposal is material as follows:

1.	Routine proxy proposals are presumed not to involve a material conflict of interest.

2.	Non-routine proxy proposals-Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest Alkeon proxy policy, attached hereto as Exhibit A, is applicable unless the Governance Committee determines that the conflict is unrelated to the proposal. Non-routine proposals would include a merger, compensation matters for management and contested elections of directors.

63

Conflicts cont’d

3.	The Governance Committee may determine on a case by case basis that particular non-routine proposals do not involve a material conflict of interest because the proposal is not directly related to an Adviser’s conflict vis-à-vis the issue. The Governance Committee will record the basis for any such determination. With respect to any proposal that the Governance Committee determines presents a material conflict of interest, an Adviser may vote regarding that proposal in any of the following ways:

a)	Obtain instructions from the client on how to vote.
b)	Use existing proxy guidelines if the policy with respect to the proposal is specifically addressed and does not involve a case by case analysis.
c)	Vote the proposal that involves the conflict according to the recommendations of an independent third party, including, but not limited to, Institutional Share Services Inc. or Investor Responsibility Research Center.
64

CHAPTER 12

GOVERNANCE COMMITTEE

AND

PROXY MANAGERS

65

Governance Committee

The Governance Committee is responsible for the maintenance of the Proxy Voting Policies and Procedures and will determine whether any conflict between the interest of clients and an Adviser in voting proxies is material. The Governance Committee includes the following: (1) Managing Director, OAM Alternative Investments Group (2) Chief Compliance Officer and (3) Chief Legal Officer.

66

PROXY MANAGERS

The Proxy Manager for the Advisers is the director of OAM’s Hedge Fund Due Diligence Committee. The Proxy Manager will determine how votes will be cast on proposals that are evaluated on a case-by case basis.

67

CHAPTER 13

SPECIAL ISSUES WITH VOTING

FOREIGN PROXIES

68

Special Issues with Voting Foreign Proxies

Voting proxies with respect to shares of foreign stock may involve significantly greater effort and corresponding cost than voting proxies in the U.S domestic market. Issues in voting foreign proxies include the following:

1.	Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions and share blocking.

2.	In some foreign countries shares may be “blocked” by custodian or depository or bearer shares deposited with specific financial institutions for a certain number of days before or after the shareholders meeting. When blocked, shares typically may not be traded until the day after the blocking period. The Advisers may refrain from voting shares of foreign stocks subject to blocking restrictions where in an Adviser’s judgment, the benefit from voting the shares is outweighed by the interest in maintaining client liquidity in the shares. This decision is made on a case by case basis based on relevant factors including the length of the blocking period, the significance of the holding and whether the stock is considered a long-term holding.

3.	Time frames between shareholder notification, distribution of proxy materials, book closures and the actual meeting date may be too short to allow timely action.

4.	In certain countries, applicable regulations require that votes must be made in person at the shareholder meeting. The Advisers will weigh the costs and benefits of voting on proxy proposals in such countries on a case by case basis and make decisions on whether voting on a given proxy proposal is prudent. Generally, the Advisers will not vote shares in any such markets on routine matters such as uncontested elections of directors, ratification of auditors, etc.

69

CHAPTER 14

RECORD KEEPING

70

Record Keeping

The Advisers will maintain the following records:

1.	Copies of these policies

2.	A copy of each proxy statement that an Adviser receives regarding client securities. An Adviser may satisfy this requirement by relying on a third party to keep copies of proxy statements provided that the Adviser has an undertaking from the third party to provide a copy of the proxy statement promptly upon request.

3.	A record of each vote cast on behalf of a client. A third party may keep these voting records provided that the Adviser has an undertaking from the third party to provide a copy of the record promptly upon request.

4.	A copy of any document created by an Adviser that was material to making a decision on how to vote proxies or that memorializes the basis for that decision.

5.	A copy of each written client request for information on how the Advisers voted proxies on behalf of the client and a copy of written response by an Adviser to any client request for information on how the Adviser voted proxies on behalf of the client.

The above records shall be maintained for five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Advisers.

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APPENDIX A

Adviser	Client	Policy

Advantage Advisers Management, L.L.C.	Advantage Advisers Global Growth, L.L.C. Alkeon Capital Management, L.L.C. (“Alkeon”) acts as portfolio manager.	Alkeon proxy policy, attached hereto as Exhibit A, is applicable.

	Advantage Advisers Whistler Fund, L.L.C. is a registered fund of funds.	This policy is applicable.

Advantage Advisers Multi-Manager, L.L.C.	Advantage Advisers Catalyst International, Ltd. Ridgecrest Investment Management, LLC (“Ridgecrest”) acts as portfolio manager.	Ridgecrest proxy policy, attached hereto as Exhibit B, is applicable.

	Advantage Advisers Global Growth, Ltd. Alkeon acts as portfolio manager.	Alkeon proxy policy, attached hereto as Exhibit A, is applicable.

	Advantage Advisers Whistler International, Ltd. is a Fund of Funds.	This policy is applicable.

	Advantage Advisers Xanthus Fund, L.L.C.	Alkeon proxy policy, attached hereto as Exhibit A, is applicable.

Advantage Advisers Private Equity Management, L.L.C.	General Partner to Advantage Advisers Private Equity Partners, L.P. (“COPEP”)	This policy is applicable.

Oppenheimer Catalyst Management L.P.	General Partner and investment adviser to Advantage Advisers Catalyst Partners, L.P. Ridgecrest Investment Management, L.L.C., personnel act as portfolio manager.	Ridgecrest Investment Management, L.L.C. proxy policy attached hereto as Exhibit B, is applicable.

Oppenheimer Alternative Investment Management, L.L.C.	Oppenheimer Capital Structures Opportunities Fund, L.P.
Oppenheimer Private Equity Fund I, L.P.

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Adviser	Client	Policy

Oppenheimer Private Equity Offshore Fund I, L.P.

Oppenheimer Private Equity Co-Invest Fund I, L.P.

Oppenheimer Private Equity Co-Invest Offshore Fund I, L.P.
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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The information provided below is as of the date this Form is filed.

Mr. Carter Braxton Worth joined Oppenheimer Asset Management (“OAM”) in 2004. Mr. Worth is presently Managing Director & Chief Market Technician. In this role, he makes investment recommendations for private clients and institutional capital pools and publishes regular industry, sector and market reports regarding same. His work is based on the principles of “collective wisdom” and behavioral science, with a particular emphasis on trend recognition, capital flows, and price action. Prior to joining OAM, Mr. Worth was a Portfolio Strategist at Donaldson, Lufkin & Jenrette where he focused on top-down market analysis with due diligence in all areas of asset allocation, market timing, sector rotation, industry weightings, stock selection and risk management. Mr. Worth is a frequent guest on CNBC, Bloomberg TV, BNN, and The Nightly Business Report and he is quoted regularly in publications such as the Wall Street Journal and Barron’s.

Mr. Bryan Franco joined OAM in 2011 as part of the Asset Management Research Group. Mr. Franco’s work is drawn on key principles of risk management, and quantitative analysis. Prior to joining OAM, Mr. Franco was employed with Northpointe Capital from 2006-2011 where he served as head of Quantitative Research and Analysis. Beginning in 2008, Mr. Franco took on the additional role of Portfolio Manager, responsible for Northpointe’s Micro Cap Fund. Mr. Franco is also a CFA Charter holder.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member.

The table below sets forth information about other accounts managed by the Portfolio Managers as of December 31, 2012.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Carter Braxton Worth	Registered Investment Companies:	0	$0	0	$0
Bryan Franco	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0

Potential Conflicts of Interests

Mr. Worth and Mr. Franco do not manage any accounts other than the Registrant.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Mr. Worth and Mr. Franco are paid a fixed salary and are eligible for a discretionary bonus. In addition, Mr. Worth will be paid a portion of the performance fee, if any, earned by the Adviser with respect to the registrant and Mr. Franco also may receive a portion of any such performance fee.

(a)(4)	Disclosure of Securities Ownership

Below is the beneficial ownership of shares of the Registrant by each Portfolio Manager as of December 31, 2012.

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

Carter Braxton Worth	$500,001 to 1,000,000
Bryan Franco	$50,001 to 100,000

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Global Chartist Fund, LLC

By (Signature and Title)*	/s/ Bryan McKigney
Bryan McKigney, Principal Executive Officer
(principal executive officer)

Date	3/8/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bryan McKigney
Bryan McKigney, Principal Executive Officer
(principal executive officer)

Date	3/8/2013

By (Signature and Title)*	/s/ Vineet Bhalla
Vineet Bhalla, Chief Financial Officer
(principal financial officer)

Date	3/8/2013

* Print the name and title of each signing officer under his or her signature.